EXHIBIT 10.179

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

by

UPV GLIMCHER L.P.,
as Borrower

to
CHICAGO NATIONAL TITLE INSURANCE COMPANY,
as Trustee
for the benefit of

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA,
as Lender

Property Known As
University Park Village
1540-1620 South University Drive
Fort Worth, Texas

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

Prepared By And
After Recordation Return To:
Margaret Taylor, Esquire
c/o Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017

15398858v.6 / 73828-000098

TABLE OF CONTENTS

RECITALS1
ARTICLE I1
Section 1.1.Definitions    1
Section 1.2.Rules of Construction    2
ARTICLE II2
Section 2.1.Encumbered Property    2
Section 2.2.Habendum Clause    4
Section 2.3.Security Agreement    4
Section 2.4.Conditions to Grant    5
ARTICLE III5
Section 3.1.The Obligations    5
ARTICLE IV5
Section 4.1.Title to the Property    5
Section 4.2.Authority    6
Section 4.3.No Foreign Person    7
Section 4.4.Litigation    7
ARTICLE V7
Section 5.1.Status of the Property    7
Section 5.2.Maintenance of the Property    8
Section 5.3.Change in Use    8
Section 5.4.Waste    8
Section 5.5.Inspection of the Property    9
Section 5.6.Leases and Rents    9
Section 5.7.Parking    9
Section 5.8.Separate Tax Lot    10
Section 5.9.Changes in Zoning or Restrictive Covenants    10
Section 5.10.Lender’s Right to Appear    10
ARTICLE VI10
Section 6.1.Impositions    10
Section 6.2.Accumulations    11
Section 6.3.Changes in Tax Laws    13
ARTICLE VII13
Section 7.1.Insurance Coverages    13
Section 7.2.Casualty and Condemnation    15
Section 7.3.Application of Proceeds    16
Section 7.4.Conditions to Availability of Proceeds for Restoration    16
Section 7.5.Restoration    17
ARTICLE VIII19
Section 8.1.Compliance with Law    19

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TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 8.2.Compliance with Agreements    19
Section 8.3.ERISA Compliance    20
Section 8.4.Anti-Terrorism    20
Section 8.5.Section 6045(e) Filing    21
ARTICLE IX22
Section 9.1.Environmental Representations and Warranties    22
Section 9.2.Environmental Covenants    22
ARTICLE X24
Section 10.1.Financial Reporting    24
Section 10.2.Additional Interim Financial Information    25
Section 10.3.Annual Budget    25
Section 10.4.Material Non-Public Information    26
ARTICLE XI26
Section 11.1.Payment of Expenses    26
Section 11.2.Duty to Defend    27
ARTICLE XII27
Section 12.1.Prohibitions on Transfers, Liens and Encumbrances    27
Section 12.2.Permitted Transfers    28
Section 12.3.Right to Contest Liens    31
ARTICLE XIII35
Section 13.1.Further Assurances    35
Section 13.2.Estoppel Certificates    36
Section 13.3.Special Purpose Entity Representations, Warranties and Covenants    36
ARTICLE XIV51
Section 14.1.Events of Default    51
Section 14.2.Remedies    52
Section 14.3.General Provisions Pertaining to Remedies    53
Section 14.4.General Provisions Pertaining to Receiver and Other Remedies    54
Section 14.5.General Provisions Pertaining to Foreclosures and
    the Power of Sale    56
Section 14.6.Application of Proceeds    57
Section 14.7.Power of Attorney    57
Section 14.8.Tenant at Sufferance    57
ARTICLE XV57
Section 15.1.Limitation of Liability    57
ARTICLE XVI61
SECTION 16.1.WAIVER OF STATUTE OF LIMITATIONS    61
SECTION 16.2.WAIVER OF NOTICE    61
SECTION 16.3.WAIVER OF MARSHALING AND OTHER MATTERS    61
SECTION 16.4.WAIVER OF TRIAL BY JURY    62
SECTION 16.5.WAIVER OF COUNTERCLAIM    62
SECTION 16.6.WAIVER OF JUDICIAL NOTICE AND HEARING    62

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TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

SECTION 16.7.WAIVER OF SUBROGATION    62
SECTION 16.8.GENERAL WAIVER    62
ARTICLE XVII63
Section 17.1.Notices    63
Section 17.2.Change in Borrower’s Legal Name, Place of Business
    or State of Formation    65
ARTICLE XVIII65
Section 18.1.Applicable Law    65
Section 18.2.Usury Limitations    65
Section 18.3.Lender’s Discretion    65
Section 18.4.Unenforceable Provisions    65
Section 18.5.Survival of Borrower’s Obligations    66
Section 18.6.Relationship Between Borrower and Lender;
    No Third Party Beneficiaries    66
Section 18.7.Partial Releases; Extensions; Waivers    66
Section 18.8.Service of Process    67
Section 18.9.Entire Agreement    67
Section 18.10.No Oral Amendment    67
Section 18.11.Lost or Destroyed Note    67
Section 18.12.Covenants Run with the Land    68
Section 18.13.Time of the Essence    68
Section 18.14.Subrogation    68
Section 18.15.Joint and Several Liability    68
Section 18.16.Successors and Assigns    68
Section 18.17.Duplicates and Counterparts    68
Exhibit A1
Exhibit B1
Exhibit C1
Exhibit D1

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TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950
University Park Village

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING made this 8th day of April, 2013, by UPV GLIMCHER L.P. (“Borrower”), a Delaware limited partnership, having its principal place of business at c/o Glimcher Properties Limited Partnership, 180 East Broad Street, Columbus, Ohio 43215, for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“Lender”), a New York corporation, having an address at 730 Third Avenue, New York, New York l0017.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

RECITALS:

A. Lender agreed to make and Borrower agreed to accept a loan (the “Loan”) in the maximum principal amount, exclusive of interest thereon, equal to $55,000,000.00.

B. To evidence the Loan, Borrower executed and delivered to Lender a promissory note (the “Note”), dated the date of this Deed of Trust, in the maximum principal amount of Fifty-Five Million and No/100 Dollars ($55,000,000.00) that amount or so much as is outstanding from time to time is referred to as the “Principal”), promising to pay the Principal with interest thereon to the order of Lender as set forth in the Note and with the balance, if any, of the Debt being due and payable on May 1, 2028 (the “Maturity Date”).

C. To secure the Note, this Deed of Trust encumbers, among other things, Borrower’s fee interest in the real property located in the City of Fort Worth, County of Tarrant, State of Texas, more particularly described in Exhibit A (the “Land”).

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1.    Definitions. Capitalized terms used in this Deed of Trust are defined in Exhibit B or in the text with a cross-reference in Exhibit B.

Section 1.2.    Rules of Construction    . This Deed of Trust will be interpreted in accordance with the rules of construction set forth in Exhibit C.

ARTICLE II

GRANTING CLAUSES

Section 2.1. Encumbered Property. In consideration of the Loan and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower had GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust for the benefit of Lender, the following property, rights, interests and estates now or in the future owned or held by Borrower (the “Property”), subject, however, to the Permitted Exceptions, for the uses and purposes set forth in this Deed of Trust forever (capitalized terms used in this Section 2.1 and 2.3 and not defined in this Deed of Trust have the meanings ascribed to them in the Uniform Commercial Code):

(i) the Land;

(ii) all buildings and improvements located on the Land (the “Improvements”);

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(iii) all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, in each instance adjoining or otherwise appurtenant to or benefiting the Land or the Improvements;

(iv) all General Intangibles (including Software) and Goods, related to, attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by tenants);

(v) all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting Borrower or the Property, including the documents described on Exhibit D but expressly excluding the Leases (the “Property Documents”);

(vi) all Inventory held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in the ownership, use or operation of the Property and all Documents evidencing any part of any of the foregoing;

(vii) all Accounts, Documents, Goods, Instruments, money, Deposit Accounts, Chattel Paper, Letter-of-Credit Rights, Investment Property, General Intangibles and Supporting Obligations relating to the Property, including all deposits held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments together with interest credited thereon (the “Accumulations”);

(viii) all awards and other compensation paid after the date of this Deed of Trust for any Condemnation (the “Condemnation Awards”);

(ix) all proceeds of and all unearned premiums on the Policies (the “Insurance Proceeds”);

(x) all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Property;

(xi) all books, records and other information, wherever located, which are in Borrower’s possession, custody or control or to which Borrower is entitled at law or in equity and which are related to the Property, including all computer hardware and software or other equipment used to record, store, manage, manipulate or access the information; and

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(xii) all after-acquired title to or remainder or reversion in any of the property described in this Section; all proceeds (excluding, however, sales or other dispositions of Inventory in the ordinary course of the business of operating the Land or the Improvements), replacements, substitutions, products, accessions and increases of or for the Property; all additions, accessions and extensions to, improvements of or for the Property; and all additional lands, estates, interests, rights or other property acquired by Borrower after the date of this Deed of Trust for use in connection with the Land or the Improvements, all without the need for any additional deed, mortgage, assignment, pledge or conveyance to Lender but Borrower will execute and deliver to Lender, upon Lender’s request, any documents reasonably requested by Lender to further evidence the foregoing.

Section 2.2.    Habendum Clause. The Property is conveyed to Lender, subject to the Permitted Exceptions, TO HAVE AND TO HOLD the Property unto Trustee, forever, and Borrower does hereby bind Borrower and Borrower’s successors and assigns to WARRANT AND FOREVER DEFEND the title to the Property unto Trustee against every party whomsoever lawfully claiming or to claim the same or any part thereof.

Section 2.3.    Security Agreement.

(a)    The Property includes both real and personal property and this Deed of Trust is a real property deed of trust and also a “security agreement” and a “financing statement” within the meaning of the Uniform Commercial Code. By executing and delivering this Deed of Trust, Borrower grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that any of the Property may be subject to the Uniform Commercial Code.

(b)    This Deed of Trust constitutes a fixture filing under the Laws of the state or commonwealth in which the Property is located and for such purpose, Borrower represents, as of the date hereof, that the following information set forth in clauses (i), (v) and (vi), is true and correct:

(i)    The exact legal name and address of Debtor is:

UPV Glimcher L.P.
c/o Glimcher Properties Limited Partnership
180 East Broad Street
Columbus, Ohio 43215

(ii)    Name and address of Secured Party:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017

(iii)    Description of the types (or items) of property covered by this Financing Statement: all of the property described in section ii-xii of the Section entitled “Encumbered Property” described or referred to herein and included as part of the Property.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(iv)    Description of real estate to which collateral is attached or upon which it is located: Land described in Exhibit A.

(v)    Debtor’s Organizational Identification Number: 5258458 (Delaware) and
46-1565458 (Federal Tax ID Number)

(vi)    Debtor’s chief executive office is located in the State of Ohio, and Debtor’s state or commonwealth of formation is the State of Delaware.

Lender may file this Deed of Trust, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Deed of Trust or of any other security agreement or financing statement is sufficient as a financing statement. The foregoing is intended to grant in favor of Lender a first priority continuing lien and security interest in all of Borrower’s personal property. Borrower authorizes Lender and its counsel to file Uniform Commercial Code financing statements in form and substance satisfactory to Lender, describing the encumbered personal property as “all assets” of Borrower, whether now owned or existing or hereafter acquired or arising and wheresoever located, including all accessions thereto and products and proceeds thereof, or using words with similar effect.

Section 2.4. Conditions to Grant. This Deed of Trust is made on the express condition that if Borrower pays and performs the Obligations in full in accordance with the Loan Documents, then, unless expressly provided otherwise in the Loan Documents, the Loan Documents will be released at Borrower’s expense.

ARTICLE III

OBLIGATIONS SECURED

Section 3.1. The Obligations. This Deed of Trust secures the Principal, the Interest, the Late Charges, the Prepayment Premiums, the Expenses, any additional advances made by Lender in connection with the Property or the Loan and all other amounts payable under the Loan Documents (the “Debt”) and also secures both the timely payment of the Debt as and when required and the timely performance of all other obligations and covenants to be performed under the Loan Documents (the “Obligations”).

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

ARTICLE IV

TITLE AND AUTHORITY

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 4.1. Title to the Property

(a)    Borrower has and will continue to have good and indefeasible title in fee simple absolute to the Land and the Improvements and good and marketable title to the Fixtures and Personal Property, all free and clear of liens, encumbrances and charges except the Permitted Exceptions. To Borrower’s knowledge, there are no facts or circumstances that might give rise to a lien, encumbrance or charge on the Property.

(b)    Borrower owns and will continue to own all of the other Property free and clear of all liens, encumbrances and charges except the Permitted Exceptions.

(c)    This Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to the Permitted Exceptions.

Section 4.2. Authority.

(a)    Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the Laws of the state or commonwealth in which it was formed, organized or incorporated as set forth in Section 2.3 and (ii) duly qualified to conduct business, in good standing, in the state or commonwealth where the Property is located.

(b)    Borrower has and will continue to have all approvals required by Law or otherwise and full right, power and authority to (i) own and operate the Property and carry on Borrower’s business as now conducted or as proposed to be conducted; (ii) execute and deliver the Loan Documents; (iii) grant, deed, mortgage, warrant the title to, convey, assign and pledge the Property to Trustee, in trust for the benefit of Lender, pursuant to the provisions of this Deed of Trust; and (iv) perform the Obligations.

(c)    The execution and delivery of the Loan Documents and the performance of the Obligations do not and will not conflict with or result in a default under any Laws or any Leases or Property Documents and do not and will not conflict with or result in a default under any agreement binding upon any party to the Loan Documents.

(d)    The Loan Documents constitute and will continue to constitute legal, valid and binding obligations of all parties to the Loan Documents enforceable in accordance with their respective terms.

(e)    Borrower has not changed its legal name or its state or commonwealth of formation, as set forth in Section 2.3, in the four months prior to the date hereof, except as Borrower has disclosed any such change to Lender in writing and delivered to Lender appropriate Uniform Commercial Code search reports in connection therewith.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(f)    Borrower has not (i) merged with or into any other entity or otherwise been involved in any reorganization or (ii) acquired substantially all of the assets of any other entity where Borrower became subject to the obligations of such entity, for a period of one year ending on the date hereof, except as Borrower has disclosed any such change, merger, reorganization or acquisition to Lender in writing and delivered to Lender appropriate Uniform Commercial Code search reports in connection therewith.

(g)    The Independent Director has been engaged, appointed and is now an Independent Director under the terms of Borrower’s (or its general partner’s, if Borrower is a limited partnership) partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or any other organizational filing or document governing the affairs of Borrower.

Section 4.3.    No Foreign Person. Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Code.

Section 4.4. Litigation. There are no Proceedings or, to Borrower’s knowledge, investigations against or affecting Borrower or the Property and, to Borrower’s knowledge, there are no facts or circumstances that might give rise to a Proceeding or an investigation against or affecting Borrower or the Property. Borrower will give Lender prompt notice of the commencement of any Proceeding or investigation against or affecting the Property or Borrower which could have a material adverse effect on the Property or on Lender’s interests in the Property or under the Loan Documents and, at Borrower’s expense, will appear in and defend any such Proceeding or investigation. Borrower also will deliver to Lender such additional information relating to the Proceeding or investigation as Lender may request from time to time.

ARTICLE V

PROPERTY STATUS, MAINTENANCE AND LEASES

Section 5.1. Status of the Property

(a)    Borrower has obtained and will maintain in full force and effect all certificates, licenses, permits and approvals that are issued or required by Law or by any entity having jurisdiction over the Property or over Borrower or that are necessary for the Permitted Use, for occupancy and operation of the Property by Borrower, for the granting of this Deed of Trust or for the conduct of Borrower’s business on the Property in accordance with the Permitted Use.

(b)    The Property is and will continue to be serviced by all public utilities required for the Permitted Use of the Property.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(c)    All roads and streets necessary for service of and access to the Property for the current or contemplated use of the Property have been completed and are and will continue to be serviceable, physically open and dedicated to and accepted by the Government for use by the public.

(d)    The Property is free from damage caused by a Casualty.

(e)    All costs and expenses of labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

Section 5.2. Maintenance of the Property. Subject to the provisions of Section 13.5 hereof, Borrower will maintain the Property in thorough repair and good and safe condition, suitable for the Permitted Use, including, to the extent necessary, replacing the Fixtures and Personal Property with property at least equal in quality and condition to that being replaced and free of liens. Subject to the provisions of Section 13.5 hereof, Borrower will not erect any new buildings, building additions or other structures on the Land or otherwise materially alter the Improvements without Lender’s prior consent which may be withheld in Lender’s sole discretion. The Property will be managed by a property manager satisfactory to Lender pursuant to a management agreement satisfactory to Lender and terminable by Borrower without charge or penalty upon 30 days’ notice to the property manager.

Section 5.3. Change in Use. Borrower will use and permit the use of the Property for the Permitted Use and for no other purpose.

Section 5.4. Waste. Subject to the provisions of Section 13.5 hereof, Borrower will not commit or permit any waste (including economic and non-physical waste), impairment or deterioration of the Property or any alteration, demolition or removal of any of the Property without Lender’s prior consent which may be withheld in Lender’s sole discretion.

Section 5.5. Inspection of the Property. Subject to the rights of tenants under the Leases, Lender, or its agent or independent expert, has the right to enter and inspect the Property on reasonable prior notice, except during the existence of an Event of Default, when no prior notice is necessary. Lender has the right to engage an independent expert to review and report on Borrower’s compliance with Borrower’s obligations under this Deed of Trust to maintain the Property, comply with Law and refrain from waste, impairment or deterioration of the Property and the alteration, demolition or removal of any of the Property except as may be permitted by the provisions of this Deed of Trust. If the independent expert’s report discloses material failure to comply with such obligations or if Lender engages the independent expert after the occurrence of an Event of Default, then the independent expert’s review and report will be at Borrower’s expense, payable on demand.

Section 5.6. Leases and Rents.

(a)    Borrower assigns the Leases and the Rents to Lender and covenants and agrees to certain restrictions on Borrower’s ability to enter into Leases, all as more particularly set forth in the Assignment, the provisions of which are incorporated in this Deed of Trust by reference.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(b)    Borrower appoints Lender as Borrower’s attorney-in-fact to execute unilaterally and record, at Lender’s election, a document subordinating this Deed of Trust to the Leases, provided that the subordination will not affect (i) the priority of Lender’s entitlement to Insurance Proceeds or Condemnation Awards or (ii) the priority of this Deed of Trust over intervening liens or liens arising under or with respect to the Leases.

Section 5.7. Parking. Borrower will provide, maintain, police and light parking areas in the shopping center located on the Property including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate the greater of (i) the number of parking spaces required by Law and (ii) the number of parking spaces required by the Leases and the Property Documents, as applicable. In addition, and subject to the foregoing requirement, the Property will be served by not less than 1,116 parking spaces. Except for incidental uses previously approved by Lender, the parking areas will be reserved and used exclusively for ingress, egress and parking for Borrower and tenants and their respective employees, customers and invitees or in accordance with the Leases and the Property Documents, as applicable.

Section 5.8.    Separate Tax Lot. The Property is and will remain assessed for real estate tax purposes as one or more wholly independent tax lots, separate from any property that is not part of the Property.

Section 5.9.    Changes in Zoning or Restrictive Covenants. Borrower will not (i) initiate, join in or consent to any change in any Laws pertaining to zoning, any restrictive covenant or other restriction which would restrict the Permitted Uses for the Property; (ii) permit the Property to be used to fulfill any requirements of Law for the construction or maintenance of any improvements on property that is not part of the Property; (iii) permit the Property to be used for any purpose not included in the Permitted Use; or (iv) impair the integrity of the Property as a single, legally subdivided zoning lot separate from all other property.

Section 5.10.    Lender’s Right to Appear. Lender has the right to appear in and defend any Proceeding brought regarding the Property and to bring any Proceeding, in the name and on behalf of Borrower or in Lender’s name, which Lender, in its discretion, determines should be brought to protect Lender’s interest in the Property.

ARTICLE VI

IMPOSITIONS AND ACCUMULATIONS

Section 6.1. Impositions.

(a)    Borrower will pay each Imposition at least fifteen (15) days before the date (the “Imposition Penalty Date”) that is the earlier of (i) the date on which the Imposition becomes delinquent and (ii) the date on which any penalty, interest or charge for non-payment of the Imposition accrues.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(b)    At least ten (10) days before each Imposition Penalty Date, Borrower will deliver to Lender or its designated agent a receipted bill or other evidence of payment.

(c)    Borrower, at its own expense, may contest any Taxes or Assessments, provided that the following conditions are met:

(i)    not less than thirty (30) days prior to the Imposition Penalty Date, Borrower delivers to Lender notice of the proposed contest;

(ii)    the contest is by a Proceeding promptly initiated and conducted diligently and in good faith;

(iii)    there is no Event of Default;

(iv)    intentionally deleted;

(v)    the Proceeding is permitted under and is conducted in accordance with any applicable terms in the Leases and the Property Documents, as applicable;

(vi)    the Proceeding precludes imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit; and

(vii)    Borrower either deposits with the Accumulations Depositary reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the contested Taxes or Assessments, together with all interest and penalties or Borrower pays all of the contested Taxes or Assessments under protest.

(d)    Installment Payments. If any Assessment is payable in installments, Borrower will nevertheless pay the Assessment in its entirety on the day the first installment becomes due and payable or a lien, unless Lender, in its discretion, approves payment of the Assessment in installments.

Section 6.2. Accumulations.

(a)    In accordance with the Tax Pledge, Borrower made an initial deposit with either Lender or a mortgage servicer or financial institution designated or approved by Lender from time to time, acting on behalf of Lender as Lender’s agent or otherwise such that Lender is the “customer”, as defined in the Uniform Commercial Code, of the depository bank with respect to the deposit account into which the Accumulations are deposited, to receive, hold and disburse the Accumulations in accordance with the Tax Pledge (the “Accumulations Depositary”). On the first day of each calendar month during the Term, Borrower will deposit with the Accumulations Depositary an amount equal to 1/12th of the annual Taxes and Assessments as determined by Lender or its agent. Except as otherwise required by the Tax Pledge, at least thirty (30) days before each Imposition Penalty Date, Borrower will deliver to the Accumulations Depositary any bills and other documents that are necessary to pay the Taxes and Assessments.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(b)    The Accumulations will be applied to the payment of Taxes and Assessments. Any excess Accumulations after payment of Taxes and Assessments will be returned to Borrower or credited against future payments of the Accumulations, at Lender’s election or as required by Law. If the Accumulations are not sufficient to pay Taxes and Assessments, except as otherwise required by the Tax Pledge, Borrower shall promptly pay the deficiency to the Accumulations Depositary (any in any event, not less than 10 Business Days prior to the Imposition Penalty Date).

(c)    The Accumulations Depositary will hold the Accumulations as security for the Obligations until applied in accordance with the provisions of this Deed of Trust and the Tax Pledge. If Lender is not the Accumulations Depositary, the Accumulations Depositary will deliver the Accumulations to Lender upon Lender’s demand at any time after an Event of Default.

(d)    If the Property is sold or conveyed other than by foreclosure or transfer in lieu of foreclosure, all right, title and interest of Borrower to the Accumulations will automatically, and without necessity of further assignment, be held for the account of the new owner, subject to the provisions of this Section and Borrower will have no further interest in the Accumulations.

(e)    The Accumulations Depositary has deposited the initial deposit and will deposit the monthly deposits into an account with a financial institution selected by Lender, which funds may be held in either a separate or commingled account, all in accordance with the Tax Pledge. If Lender is the Accumulations Depositary, Lender shall have no obligation to pay interest on such Accumulations.

(f)    Lender has the right to pay, or to direct the Accumulations Depositary to pay, any Taxes or Assessments unless Borrower is contesting the Taxes or Assessments in accordance with the provisions of this Deed of Trust, in which event any payment of the contested Taxes or Assessments will be made under protest in the manner prescribed by Law or, at Lender’s election, will be withheld.

(g)    If Lender assigns this Deed of Trust, Lender will pay, or cause the Accumulations Depositary to pay, the unapplied balance of the Accumulations to or at the direction of the assignee. Simultaneously with the payment, Lender and the Accumulations Depositary will be released from all liability with respect to the Accumulations and Borrower will look solely to the assignee with respect to the Accumulations. When the Obligations have been fully satisfied, any unapplied balance of the Accumulations will be returned to Borrower. At any time after an Event of Default occurs, Lender may apply the Accumulations as a credit against any portion of the Debt selected by Lender in its sole discretion.

Section 6.3.    Changes in Tax Laws. If a Law requires the deduction of the Debt from the value of the Property for the purpose of taxation or imposes a tax, either directly or indirectly, on the Debt, any Loan Document or Lender’s interest in the Property, Borrower will pay the tax with interest and penalties, if any. If Lender determines that Borrower’s payment of the tax may be unlawful, unenforceable, usurious or taxable to Lender, the Debt will become immediately due and payable on sixty (60) days’ prior notice unless the tax must be paid within the sixty (60) day period, in which case, the Debt will be due and payable within the lesser period.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

ARTICLE VII

INSURANCE, CASUALTY, CONDEMNATION
AND RESTORATION

Section 7.1. Insurance Coverages    .

(a)    Borrower will maintain such insurance coverages and endorsements in form and substance as Lender may from time to time require of properties of similar types and quality. The insurance will be in an amount equal to 100% of the full replacement cost of the Improvements and Personal Property (without deduction for depreciation) and will include fire, extended coverage, vandalism, malicious mischief, sprinkler leakage, boiler and machinery, terrorism coverage, windstorm, earthquake and flood insurance (if located in an area identified as an earthquake or flood zone), and a minimum of twelve (12) months of rent loss insurance. The insurance will also include commercial general liability coverage in substance and amount satisfactory to Lender naming Lender as an additional insured. Until Lender notifies Borrower of changes in Lender’s requirements, Borrower will maintain not less than the insurance coverages and endorsements Lender required for closing of the Loan.

(b)    The insurance, including renewals, required under this Section will be issued on valid and enforceable policies and endorsements satisfactory to Lender (the “Policies”). Each Policy will contain a standard waiver of subrogation and a replacement cost endorsement and will provide that Lender will receive not less than thirty (30) days’ prior written notice of any cancellation, termination or non-renewal of a Policy or any material change other than an increase in coverage and that Lender will be named under a standard mortgagee endorsement on the property insurance as mortgagee and loss payee.

(c)    The insurance companies issuing the Policies (the “Insurers”) must be authorized to do business in the State or Commonwealth where the Property is located, must have been in business for at least 5 years, must carry an A.M. Best Company, Inc. policy holder rating of A- or better and an A.M. Best Company, Inc. financial category rating of Class X or better and must be otherwise satisfactory to Lender. Lender may select an alternative credit rating agency and may impose different credit rating standards for the Insurers. Notwithstanding Lender’s right to approve the Insurers and to establish credit rating standards for the Insurers, Lender will not be responsible for the solvency of any Insurer.

(d)    Notwithstanding Lender’s rights under this Article, Lender will not be liable for any loss, damage or injury resulting from the inadequacy or lack of any insurance coverage.

(e)    Borrower will comply with the provisions of the Policies and with the requirements, notices and demands imposed by the Insurers and applicable to Borrower or the Property.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(f)    Borrower will pay the insurance premiums for each Policy and provide Lender with evidence of such payment within fifteen (15) days of the expiration date of the Policy being replaced or renewed and Borrower will deliver to Lender a certified copy of each Policy marked “Paid” not less than fifteen (15) days prior to the expiration date of the Policy being replaced or renewed. In the event Borrower is unable to deliver a certified copy 15 days prior to the expiration date, Borrower will provide evidence of the renewed coverage by delivering to Lender an Acord 27 (2004/04 or 1993/03) or Acord 28 (2003/10) or the current industry equivalent until a certified copy is available and delivered to Lender.

(g)    Borrower will not carry separate insurance concurrent in kind or form or contributing in the event of loss with any other insurance carried by Borrower.

(h)    If Borrower elects to carry any of the insurance required under this Section on a blanket or umbrella policy, Borrower will deliver to Lender a certified copy of the blanket policy (which may be effectuated by a letter, signed by Borrower, certifying that an attached copy of the blanket policy is true, correct and complete) and an accord evidencing the existence of such policy, which policy will provide the same coverage and protection as would a separate policy insuring only the Property.

(i)    Borrower will give the Insurers and Lender prompt notice of any change in ownership or occupancy of the Property that may result in a change in the insurance requirements for the Property. This subsection does not abrogate the prohibitions on transfers set forth in this Deed of Trust.

(j)    TEXAS FINANCE CODE §307.052 COLLATERAL PROTECTION INSURANCE NOTICE:

(i)    BORROWER IS REQUIRED TO: (i) KEEP THE PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT LENDER SPECIFIES; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME THE LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS;

(ii)    BORROWER MUST, IF REQUIRED BY LENDER, DELIVER TO LENDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND

(iii)IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN SUBSECTIONS (j)(i) OR (j)(ii) IMMEDIATELY ABOVE, LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER’S EXPENSE.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 4.1. Title to the Property.

(a)    Borrower will give Lender notice of any Casualty immediately after it occurs and will give Lender notice of any Condemnation Proceeding immediately after Borrower receives notice of commencement or notice that such a Condemnation Proceeding will be commencing. Borrower immediately will deliver to Lender copies of all documents Borrower delivers or receives relating to the Casualty or the Condemnation Proceeding, as the case may be.

(b)    Borrower authorizes Lender, at Lender’s option, to act on Borrower’s behalf to collect, adjust and compromise any claims for loss, damage or destruction under the Policies on such terms as Lender determines in Lender’s discretion as to a Casualty where the Proceeds (as defined in 7.2(c) below), exceed $1,000,000.00 (the “Proceeds Threshold”). Borrower authorizes Lender to act, at Lender’s option, on Borrower’s behalf in connection with any Condemnation Proceeding as to a Casualty where the Proceeds (as defined in 7.2(c) below), exceed the Proceeds Threshold. Borrower will execute and deliver to Lender all documents requested by Lender and all documents as may be required by Law to confirm such authorizations. Nothing in this Section will be construed to limit or prevent Lender from joining with Borrower either as a co-defendant or as a co-plaintiff in any Condemnation Proceeding.

(c)    If the Proceeds Threshold is not exceeded, or if Lender elects not to act on Borrower’s behalf as provided in this Section, then Borrower promptly will file and prosecute all claims (including Lender’s claims) relating to the Casualty and will prosecute or defend (including defense of Lender’s interest) any Condemnation Proceeding. Borrower will have the authority to settle or compromise the claims or Condemnation Proceeding, as the case may be, provided that Lender has approved in Lender’s reasonable discretion any compromise or settlement that exceeds $1,000,000.00. Any check for Insurance Proceeds or Condemnation Awards, as the case may be (the “Proceeds”) will be made payable to Lender and Borrower. Borrower will endorse the check to Lender immediately upon Lender presenting the check to Borrower for endorsement or if Borrower receives the check first, will endorse the check immediately upon receipt and forward it to Lender. If any Proceeds are paid to Borrower, Borrower immediately will deposit the Proceeds with Lender, to be applied or disbursed in accordance with the provisions of this Deed of Trust. Lender will be responsible for only the Proceeds actually received by Lender.

Section 7.3. Application of Proceeds. After deducting the costs incurred by Lender in collecting the Proceeds, Lender may, in its discretion, (i) apply the Proceeds as a credit against any portion of the Debt selected by Lender in its discretion; (ii) apply the Proceeds to restore the Improvements, provided that Lender will not be obligated to see to the proper application of the Proceeds and provided further that any amounts released for Restoration will not be deemed a payment on the Debt; or (iii) deliver the Proceeds to Borrower.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 7.4. Conditions to Availability of Proceeds for Restoration. Notwithstanding the preceding Section, after a Casualty or a Condemnation (a “Destruction Event”), Lender will make the Proceeds (less any costs incurred by Lender in collecting the Proceeds) available for Restoration in accordance with the conditions for disbursements set forth in the Section entitled “Restoration”, provided that the following conditions are met:

(i)    UPV Glimcher L.P. or the transferee under a Permitted Transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;

(ii)    no default under the Loan Documents exists at the time of the Destruction Event and no more than three (3) Events of Default (which may include only one monetary Event of Default) have occurred during the twelve (12) months prior to the Destruction Event;

(iii)    Leases representing ninety percent (90%) of the gross leasable area of the Property and all Property Documents, as applicable, in effect immediately prior to the Destruction Event continue in full force and effect notwithstanding the Destruction Event, except as otherwise approved by Lender; and

(iv)    for the 12 month period immediately preceding the Destruction Event, the annual Debt Service Coverage was at least 1.15x and at the time of the Destruction Event, is at least 1.15x, provided that, if Net Operating Income does not provide such Debt Service Coverage, Borrower expressly authorizes and instructs Lender (at Lender’s sole discretion) to apply an amount from the Proceeds to reduction of Principal in order to reduce the annual Debt Service Payments for the subsequent twelve (12) month period sufficiently for such Debt Service Coverage to be achieved. The reduced Debt Service Payments will be calculated using the Fixed Interest Rate and an amortization schedule that will achieve the same proportionate amortization of the reduced Principal over the then remaining Term as would have been achieved if the Principal and the originally scheduled Debt Service Payments had not been reduced. Borrower will execute any documentation that Lender deems reasonably necessary to evidence the reduced Principal and Debt Service Payments.

Section 7.5.    Restoration.

(a)    If the total Proceeds for any Destruction Event are $1,000,000.00 or less and provided there is no default or Event of Default under the Loan Documents, Lender will disburse to Borrower the entire amount received by Lender and Borrower will commence Restoration promptly after the Destruction Event and complete Restoration not later than the Restoration Completion Date.

(b)    If the Proceeds for any Destruction Event exceed $1,000,000.00, Lender will disburse the Proceeds and any Additional Funds (the “Restoration Funds”) upon Borrower’s request as Restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs, provided that the following conditions are met:

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(i)    Borrower commences Restoration promptly after the Destruction Event and completes Restoration on or before the Restoration Completion Date;

(ii)    if Lender requests, Borrower delivers to Lender prior to commencing Restoration, for Lender’s approval, plans and specifications and a detailed budget for the Restoration;

(iii)    Borrower delivers to Lender satisfactory evidence of the costs of Restoration incurred prior to the date of the request, and such other documents as Lender may request including mechanics’ lien waivers and title insurance endorsements;

(iv)    Borrower pays all costs of Restoration whether or not the Restoration Funds are sufficient and, if at any time during Restoration, Lender determines, based on the budget for the Restoration, that the undisbursed balance of the Restoration Funds is insufficient to complete Restoration, Borrower deposits with Lender, as part of the Restoration Funds, an amount equal to the deficiency within thirty (30) days after receiving notice of the deficiency from Lender, provided that in lieu of such additional deposit and to ensure sufficient funds to complete Restoration, upon notice to Lender Borrower may elect to deliver either (a) a letter of credit in form and content and from an issuing bank satisfactory to Lender or (b) a completion guaranty from Key Principal in form and content satisfactory to Lender; and

(v)    there is no default or Event of Default under the Loan Documents at the time Borrower requests funds or at the time Lender disburses funds.

(c)    If an Event of Default occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for Restoration and may apply any remaining Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion.

(d)    Lender may elect at any time prior to commencement of Restoration or while work is in progress to retain, at Borrower’s expense, an independent engineer or other consultant to review the plans and specifications, to inspect the work as it progresses and to provide reports. If any matter included in a report by the engineer or consultant is unsatisfactory to Lender, Lender may suspend disbursement of the Restoration Funds until the unsatisfactory matters contained in the report are resolved to Lender’s satisfaction.

(e)    If Borrower fails to commence and complete Restoration in accordance with the terms of this Article, then in addition to the Remedies, Lender may elect to restore the Improvements on Borrower’s behalf and reimburse itself out of the Restoration Funds for costs and expenses incurred by Lender in restoring the Improvements, or Lender may apply the Restoration Funds as a credit against any portion of the Debt selected by Lender in its sole discretion.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(f)    Lender may commingle the Restoration Funds with its general assets and will not be liable to pay any interest or other return on the Restoration Funds unless otherwise required by Law. Lender will not hold any Restoration Funds in trust. Lender may elect to deposit the Restoration Funds with a depositary satisfactory to Lender under a disbursement and security agreement satisfactory to Lender.

(g)    Borrower will pay all of Lender’s reasonable out-of-pocket expenses incurred in connection with a Destruction Event or Restoration. If Borrower fails to do so, then in addition to the Remedies, Lender may from time to time reimburse itself out of the Restoration Funds.

(h)    If any excess Proceeds remain after Restoration, Lender may elect, in its sole discretion either to apply the excess as a credit against any portion of the Debt as selected by Lender in its sole discretion or to deliver the excess to Borrower. Notwithstanding the foregoing, provided that there is then no default or Event of Default under the Loan Documents, if the excess Proceeds represent remaining additional funds or additional letter of credit proceeds from any cash or letter of credit posted pursuant to section (c) (iv) above, Lender will return such excess funds to Borrower. Lender agrees that if, for any reason, Proceeds are applied as a credit against the Debt, no Prepayment Premium will be payable.

ARTICLE VIII

COMPLIANCE WITH LAW AND AGREEMENTS

Borrower hereby confirms that, as of the date hereof, the representations and warranties contained in this Article VIII are true, correct and complete and covenants that until the Debt has been repaid in full, it shall take the actions or refrain from taking the actions as required by this Article VIII and shall cause any representations and warranties that are expressly prospective in nature to be true, correct and complete on every day that the Debt is outstanding:

Section 8.1. Compliance with Law. Borrower, the Property and the use of the Property comply and will continue to comply with Law and with all agreements and conditions necessary to preserve and extend all rights, licenses, permits, privileges, franchises and concessions (including zoning variances, special exceptions and non-conforming uses) relating to the Property or Borrower. Borrower will notify Lender of the commencement of any investigation or Proceeding relating to a possible violation of Law immediately after Borrower receives notice thereof and will deliver promptly to Lender copies of all documents Borrower receives or delivers in connection with the investigation or Proceeding.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 8.2. Compliance with Agreements. There are no defaults, events of defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Documents. Borrower will pay and perform all of its obligations under the Property Documents as and when required by the Property Documents. Borrower will cause all other parties to the Property Documents to pay and perform their obligations under the Property Documents as and when required by the Property Documents. Borrower will not amend or waive any provisions of the Property Documents; exercise any options under the Property Documents; give any approval required or permitted under the Property Documents that would adversely affect the Property or Lender’s rights and interests under the Loan Documents; cancel or surrender any of the Property Documents; or release or discharge or permit the release or discharge of any party to or entity bound by any of the Property Documents, without, in each instance, Lender’s prior approval (excepting therefrom all service contracts or other agreements entered into in the normal course of business that are cancelable upon not more than 30 days’ notice). Borrower promptly will deliver to Lender copies of any notices of default or of termination that Borrower receives or delivers relating to any Property Document.

Section 8.3. ERISA Compliance.

(a)    Borrower is not and will not be an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) that is subject to Title I of ERISA or a “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and Borrower’s assets are not and will not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

(b)    Borrower is not and will continue not to be a “governmental plan” within the meaning of Section 3(32) of ERISA and transactions by or with Borrower are not and will not be subject to any Laws regulating investments of and fiduciary obligations with respect to governmental plans.

    (c)    Borrower will not engage in any transaction which would cause any obligation or any action under the Loan Documents, including Lender’s exercise of the Remedies, to be a non-exempt prohibited transaction under ERISA.
Section 8.4.    Anti-Terrorism.

(a)    None of Borrower or any of its Affiliates is in violation of any of the Anti-Terrorism Laws, including Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the “Executive Order”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56), and the Bank Secrecy Act, 31 U.S.C. §5311 et seq. Borrower covenants that neither Borrower nor any of its Affiliates will at any time during the term of the Loan be in violation of any of the Anti-Terrorism Laws.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(b)    None of Borrower or any of its Affiliates is a Prohibited Person or is in violation of any of the Laws relating to Prohibited Persons. A “Prohibited Person” is (A) a person designated as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website http://www.treas.gov/ofac/t11_sdn.pdf or at any replacement website or other replacement official publication of such list, or any person or entity owned or controlled by or acting for or on behalf of such a person; (B) an agency of the government of a country, or an organization controlled by a country, or a person resident in a country that is subject to trade restrictions or a sanctions program under any of the economic sanctions of the United States administered by the United States Department of the Treasury’s Office of Foreign Assets Control; or (C) a person or entity (including a country or government) with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Laws. Borrower and its Affiliates will at all times comply with all Laws relating to Prohibited Persons.

(c)    The term “Affiliate” is defined as any person that controls, is under common control with, or is controlled by Borrower. For purposes of this Section 8.4, the term “control” (and derivative terms) is defined as the power to direct or cause the direction of the management and policies of the applicable entity through ownership of voting securities or beneficial interests, by contract or otherwise, and persons or entities having control include any general partner, managing member, manager or executive officer of the applicable entity, and any direct or indirect holder of a ten percent (10%) or greater ownership interest in Borrower, Guarantor, Indemnitor or such applicable entity.

(d)    The Loan proceeds will not be used for any illegal purposes and no portion of the Property or Borrower has been acquired with funds derived from illegal activities.

(e)    Borrower covenants and agrees to deliver to Lender any certification or other evidence requested from time to time by Lender in its sole discretion, confirming Borrower’s compliance with this Section 8.4. The representations and warranties set forth in said subparagraphs shall be deemed repeated and reaffirmed by Borrower as of each date that Borrower makes a payment to Lender under the Loan Documents or receives any payment from Lender.

Section 8.5. Section 6045(e) Filing. Borrower will supply or cause to be supplied to Lender either (i) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Borrower’s attorney or other person responsible for the preparation of the form, together with a certificate from the person who prepared the form to the effect that the form has, to the best of the preparer’s knowledge, been accurately prepared and that the preparer will timely file the form; or (ii) a certification from Borrower that the Loan is a refinancing of the Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Under no circumstances will Lender or Lender’s counsel be obligated to file the reports or returns.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

ARTICLE IX

ENVIRONMENTAL

Section 9.1. Environmental Representations and Warranties.

Except as disclosed in the Environmental Report and to Borrower’s knowledge as of the date of this Deed of Trust:

(a)    no Environmental Activity has occurred or is occurring on the Property other than the use, storage, and disposal of Hazardous Materials which (i) is in the ordinary course of business consistent with the Permitted Use; (ii) is in compliance with all Environmental Laws and (iii) has not resulted in Material Environmental Contamination of the Property; and

(b)    no Environmental Activity has occurred or is occurring on any property in the vicinity of the Property which has resulted in Material Environmental Contamination of the Property.

Section 9.2. Environmental Covenants.

(a)    Borrower will not cause or permit any Material Environmental Contamination of the Property.

(b)    No Environmental Activity will occur on the Property other than the use, storage and disposal of Hazardous Materials which (i) is in the ordinary course of business consistent with the Permitted Use; (ii) is in compliance with all Environmental Laws; and (iii) does not create a risk of Material Environmental Contamination of the Property.

(c)    Borrower will notify Lender immediately upon Borrower becoming aware of (i) any Material Environmental Contamination of the Property or (ii) any Environmental Activity with respect to the Property that is not in accordance with the preceding subsection (b). Borrower promptly will deliver to Lender copies of all documents delivered to or received by Borrower regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any Material Environmental Contamination of the Property or Environmental Activity or concerning Borrower’s status as a potentially responsible party (as defined in the Environmental Laws). Borrower’s notification of Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Loan Documents resulting from the violation of Environmental Laws or the Material Environmental Contamination of the Property or Environmental Activity that is the subject of the notice. If Borrower receives notice of a suspected violation of Environmental Laws in the vicinity of the Property that poses a risk of Material Environmental Contamination of the Property, Borrower will give Lender notice and copies of any documents received relating to such suspected violation.

(d)    From time to time at Lender’s request, Borrower will deliver to Lender any information known and documents available to Borrower relating to the environmental condition of the Property.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(e)    Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Borrower’s compliance with this Section on an annual basis, or at any other time for reasonable cause, or after an Event of Default. In connection with the assessment: (i) Lender or consultant may enter and inspect the Property and perform tests of the air, soil, ground water and building materials; (ii) Borrower will cooperate and use best efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant; (iii) Borrower will receive a copy of any final report prepared after the assessment, to be delivered to Borrower not more than 10 days after Borrower requests a copy and executes Lender’s standard confidentiality and waiver of liability letter; (iv) Borrower will accept custody of and arrange for lawful disposal of any Hazardous Materials required to be disposed of as a result of the tests; (v) Lender will not have liability to Borrower with respect to the results of the assessment; and (vi) Lender will not be responsible for any damage to the Property resulting from the tests described in this subsection and Borrower will look solely to the consultants to reimburse Borrower for any such damage. The consultant’s assessment and reports will be at Borrower’s expense (x) if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report; (y) if Lender engaged the consultant when Lender had reasonable cause to believe Borrower was not in compliance with the terms of this Article and, after written notice from Lender, Borrower failed to provide promptly reasonable evidence that Borrower is in compliance; or (z) if Lender engaged the consultant after the occurrence of an Event of Default.

(f)    If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to release from the lien of this Deed of Trust any portion of the Property affected by the Environmental Activity and Borrower will accept the release.

ARTICLE X

FINANCIAL REPORTING

Section 10.1. Financial Reporting.

(a)Borrower will deliver to Lender within ninety (90) days after the close of each Fiscal Year, and within thirty (30) days after the close of each calendar quarter, a financial statement (the “Financial Statement”) for the Property (and for Borrower and/or Key Principal, upon Lender’s request) for the prior time period (year or quarter, as applicable), which will include a comparative balance sheet, an income and expense statement. The Financial Statement will be:

(i)    certified by Borrower (and following an Event of Default, audited by a CPA and accompanied by an opinion of the CPA) that, in all material respects, the Financial Statement fairly presents the financial position of the Property (and/or Borrower and/or Key Principal, as the case may be). Lender hereby acknowledges that as of the date hereof, BDO USA is an approved CPA, but Lender reserves the right, upon reasonable cause, to require a replacement CPA; and

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(ii)    with respect to the Property, separate and distinct from any consolidated statement or report for Borrower or any other entity or any other property.

(b)    Simultaneously with the delivery of the annual Financial Statement, Borrower will deliver to Lender the annual Certification of Rent Roll as required by the Assignment. In addition, after the end of each calendar quarter as required pursuant to the Assignment, Borrower will deliver to Lender electronic copies of each new lease and each amendment, renewal or extension of any Lease executed by Borrower and the applicable tenant during such quarter, together with an electronic certification of such documents in the form attached as Exhibit C to the Assignment, and a lease accounting profile in form reasonably agreed-to between Borrower and Lender.

(c)    Borrower will keep full and accurate Financial Books and Records for each Fiscal Year. Borrower will permit Lender or Lender’s accountants or auditors to inspect or audit the Financial Books and Records from time to time and without notice. Borrower will maintain the Financial Books and Records for each Fiscal Year for not less than three (3) years after the date Borrower delivers to Lender the Annual Financial Statement and the other financial certificates, statements and information to be delivered to Lender for the Fiscal Year. Financial Books and Records will be maintained at Borrower’s address set forth in the section entitled “Notices” or at any other location as may be approved by Lender.

Section 10.2 Additional Interim Financial Information .

(a)Upon Lender’s request, simultaneously with the delivery of the quarterly financial information required under clause (a) above, Borrower will deliver to Lender a certificate disclosing any contracts with affiliates of Borrower in connection with the Property.

(b)    Borrower will deliver to Lender any other information with respect to the operation and management of Borrower and the Property as Lender may request from time to time within fifteen (15) days of the request.

Section 10.3.    Annual Budget. Not later than prior to the end of each Fiscal Year, Borrower will deliver to Lender the following:

(a)A detailed comparative budget (the “Budget”) for the Property for the then current and succeeding Fiscal Year showing anticipated Rents and Operating Expenses, including projected capital and tenant improvement costs, and any other information Lender requests; and

(b)A lease rollover schedule for the subsequent two Fiscal Years, a marketing plan (if applicable), and a leasing plan (collectively, the “Leasing Plan”) for the Property, which shall include any information Borrower or the manager may have for any vacant or rollover space, leasing commissions, tenant improvement costs and other capital costs in the Property.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Borrower waives any defense or right of offset to the Obligations, and any claim or counterclaim against Lender, arising out of any discussions between Borrower and Lender regarding any Budget or revised Budget delivered to Lender, including any defense, right of offset, claim or counterclaim alleging in substance, that by virtue of such delivery, discussions or resolution, Lender has interfered with, influenced or controlled Borrower or the operations at the Property.

Section 10.4. Material Non-Public Information. Prior to delivering any information that may constitute material non-public information with respect to a company whose shares are publicly traded, Borrower shall endeavor to notify Lender in advance of any such proposed delivery, it being understood and agreed, however, that any breach of this provision by Borrower shall not constitute a default or Event of Default hereunder.

ARTICLE XI

EXPENSES AND DUTY TO DEFEND

Section 11.1. Payment of Expenses.

(a)    Borrower is obligated to pay all fees and expenses (the “Expenses”) that are (i) incurred by Lender or Trustee in respect of the Loan, any Loan Document, the Property or Borrower; (ii) charged by Lender in consideration of processing any request by or on behalf of Borrower for an action or consent of Lender under the Loan Documents, which charges will be determined by Lender in its reasonable discretion; or (iii) are otherwise payable in connection with the Loan, the Property or Borrower, including attorneys’ fees and expenses and any fees and expenses relating to (A) the preparation, execution, acknowledgment, delivery and recording or filing of the Loan Documents; (B) any Proceeding or other claim asserted against Lender or any Proceeding described in the Section entitled “Lender’s Right to Appear”; (C) any inspection, assessment, survey and test permitted under the Loan Documents; (D) any Destruction Event; (E) the preservation of Trustee’s title, Lender’s security and the exercise of any rights or remedies available at Law, in equity or otherwise; (F) administration of the Loan; (G) the Leases and the Property Documents; and (H) any Proceeding in or for bankruptcy, insolvency, reorganization or other debtor relief or similar Proceeding relating to Borrower, the Property or any person liable under any guarantee, indemnity or other credit enhancement delivered in connection with the Loan.

(b)    Borrower will pay the Expenses immediately on demand, together with any applicable interest, premiums or penalties. If Lender pays any of the Expenses, Borrower will reimburse Lender the amount paid by Lender immediately upon demand, together with interest on such amount at the Default Interest Rate from the date Lender paid the Expenses through and including the date Borrower reimburses Lender. The Expenses together with any applicable interest, premiums or penalties constitute a portion of the Debt secured by this Deed of Trust.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 11.2.    Duty to Defend. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Property, Borrower or the Loan, Borrower will indemnify and hold harmless the party and will defend the party with attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Borrower’s expense, to defend or to assist in the defense of the party. In all events, case strategy will be determined by Lender if Lender so elects and no Proceeding will be settled without Lender’s prior approval which may be withheld in its sole discretion.

ARTICLE XII

TRANSFERS, LIENS AND ENCUMBRANCES

Section 12.1. Prohibitions on Transfers, Liens and Encumbrances.

(a)    Borrower acknowledges that in making the Loan, Lender is relying to a material extent on the business expertise and net worth of Borrower and Borrower’s general partners, members or principals and on the continuing interest that each of them has, directly or indirectly, in the Property. Accordingly, except as specifically set forth in this Deed of Trust, Borrower (i) will not, and will not permit its partners, members or principals to, effect a Transfer without Lender’s prior approval, which may be withheld in Lender’s sole discretion and (ii) will keep the Property free from all liens and encumbrances other than the lien of this Deed of Trust and the Permitted Exceptions. A “Transfer” is defined as (i) the sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, transfer or other whole or partial conveyance of all or any portion of the Property or any direct or indirect interest therein to a third party, including granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of the Property or the subjecting of any portion of the Property to restrictions on transfer; except that the conveyance of a space lease at the Property in accordance with the Loan Documents shall not constitute a Transfer, and (ii) with respect to the Borrower, the sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, transfer or other whole or partial conveyance of any direct or indirect interest in Borrower (or its managing member or general partner, as applicable). Without limitation of the foregoing, except as specifically set forth in this Deed of Trust, Borrower acknowledges and agrees that prohibited Transfers include (A) direct or indirect changes (by operation of law or otherwise and including mergers) in the identity, composition or control of Borrower or Borrower’s constituent entities at any level and (B) pledges of stock or of partnership or membership interests, as the case may be, in Borrower or any of Borrower’s constituent entities at any level.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(b)    Borrower represents, warrants and covenants that:

(i)    Borrower is a Delaware limited partnership whose sole general partner is UPV Glimcher Corporation, a Delaware corporation, and whose sole limited partner is Key Principal (individually or collectively as the context may require, the “Existing Partners”).

(ii)    If Borrower’s partners are in turn partnerships, corporations or limited liability companies, the general partners, principals or members thereof and the percentage of partnership interest, stock or membership interest held by each (and so on at each level) are as follows:

Glimcher Properties Corporation, a Delaware corporation, is the sole general partner in Key Principal and holds 100% of the outstanding stock of UPV Glimcher Corporation; and

Glimcher Realty Trust, a Maryland real estate investment trust, holds 100% of the outstanding stock of Glimcher Properties Corporation.

Section 12.2. Permitted Transfers.

(a)    Notwithstanding the prohibitions regarding Transfers, a Permitted Transfer may occur without Lender’s prior consent, provided that the following conditions are met:

(i)     with respect to the Transfers contemplated in subsection (b)(i) and (vi), below, no default under the Loan Documents has occurred and is continuing, either when Lender receives the notice of the Permitted Transfer (if notice is required) or when the proposed Permitted Transfer occurs;

(ii)    with respect to the Transfers contemplated in subsections (b)(i), (ii), (iv) and (vi), below, the proposed Permitted Transfer will not result in a violation of any of the covenants or representations contained in the Sections entitled “ERISA Compliance” or “Anti-Terrorism” and Borrower will deliver to Lender such documentation of compliance as Lender requests in its discretion;

(iii)    Borrower pays all of Lender’s expenses relating to the Transfer, including Lender’s reasonable attorneys’ fees; and

(iv)    Lender is satisfied that the Property will continue to be managed by a property manager satisfactory to Lender (Lender hereby acknowledging that the property manager as of the date hereof, Glimcher Properties Limited Partnership, a Delaware limited partnership, is satisfactory to Lender).

(b)    Upon compliance with the conditions set forth in the preceding subsection, the following Transfers (the “Permitted Transfers”) may occur without Lender’s prior consent:

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(i)    Any Transfer of direct or indirect ownership interests in Borrower, without payment of a fee to Lender; provided that, (A) subsequent to the Transfer Glimcher Properties Limited Partnership, a Delaware limited partnership (“Key Principal”), owns not less than fifty and one half percent (50.5%) of the interests in Borrower, (B) Glimcher Properties Corporation, a Delaware corporation, retains Control of UPV Glimcher Corporation, a Delaware corporation, and remains the general partner of Key Principal, (C) UPV Glimcher Corporation, a Delaware corporation, remains the general partner of Borrower, (D) at least fifteen (15) days prior to the proposed Permitted Transfer, Borrower delivers to Lender a notice that is sufficiently detailed to enable Lender to determine that the proposed Permitted Transfer complies with the terms of this Section 12.2, and (E) Borrower delivers to Lender copies of all instruments effecting such Transfer within thirty (30) days after the date of such Transfer;

(ii)    Transfers of units or issuance of new units in Key Principal, without payment of a fee to Lender; provided that Glimcher Realty Trust, a Maryland real estate investment trust (“GRT”), continues to own not less than fifty-one percent (51%) of the units in Key Principal and continues to Control Key Principal. After any such transfers or issuance of new units in Key Principal, Borrower agrees to give Lender quarterly certifications as part of the quarterly reporting required by Article X hereof that GRT continues to hold not less than fifty-one percent (51%) of the units in Key Principal and continues to Control Key Principal;

(iii)    Except as provided in subsection (iv) below with respect to all or substantially all of the stock in GRT, Transfers of the stock in GRT, including, without limitation, Transfers through a national securities exchange such as the New York Stock Exchange without payment of a fee to Lender;

(iv)    Transfers in connection with the purchase of all or substantially all of the stock in GRT or the units in Key Principal by a Qualified Equityholder, without the payment of a fee to Lender; provided that (a) Borrower gives Lender notice of such a Transfer, detailed information about the transferee and a revised organizational chart for Borrower within thirty (30) days after the date of such Transfer, and (b) in the event of a purchase of all or substantially all of the units in Key Principal by a Qualified Equityholder, such Qualified Equityholder executes replacements of the Guaranty of Borrower’s Recourse Liabilities and the Environmental Indemnity executed by Key Principal on the date hereof;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(v)    For so long as (a) Glimcher Properties Corporation, a Delaware corporation, shall continue to Control UPV Glimcher Corporation, a Delaware corporation, (b) UPV Glimcher Corporation, a Delaware corporation, shall continue to be the general partner of Borrower and Key Principal and (c) Key Principal shall continue to own not less than fifty and one half percent (50.5%) of the interests in Borrower, pledges by Key Principal up to forty-nine (49%) of the direct equity interests in Borrower to secure any of Key Principal’s debt obligations, without the payment of a fee; provided that (x) any such debt obligations of Key Principal are (i) fully recourse to Key Principal and (ii) secured by substantial assets of Key Principal in addition to such pledge of direct equity interests in Borrower, (y) Borrower gives Lender quarterly certifications as part of the quarterly reporting required by Article X hereof that either (1) no such pledge then exists or (ii) such pledge exists and that the corresponding debt obligations of Key Principal are fully recourse to, and secured by substantial assets of, Key Principal (and such certification shall further include a schedule of the applicable assets provided as security) and (z) Borrower provides (or causes to be provided) to Lender any default notices issued to Key Principal pursuant to the applicable debt obligations, promptly after receipt by Key Principal; and

(vi)    a one-time sale (a “One-Time Sale”) of the Property to an unaffiliated bona fide purchaser, provided that Lender has received at least thirty (30) days’ prior notice of such proposed Transfer and the following conditions are met:

(A) the transferee is a Qualified Equityholder or Lender has approved the transferee in its discretion;

(B) the transferee has expressly assumed the obligations of Borrower under the Property Documents and under the Loan Documents;

(C) Lender has received evidence satisfactory to it that (x) immediately prior to the One-Time Sale and (y) pursuant to Borrower’s “pro-forma” financial projections satisfactory to Lender, at least twelve (12) months subsequent to the One-Time Sale, the Property supports a (i) loan to value ratio no greater than sixty-five percent (65%), with value to be determined by the purchase price of the Property pursuant to an executed purchase and sale agreement with a bona fide third party purchaser and (ii) a Debt Service Coverage of not less than 1.5x;

(F) Borrower pays to Lender a transfer fee of not less than one-half percent (0.5%) of the outstanding Principal.

(G)    Lender receives a non-consolidation opinion in form and substance acceptable to Lender.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(H)    Borrower delivers to Lender a substitute for the environmental indemnity delivered to Lender in connection with the Loan and, if applicable, substitute guaranties or surety instruments, satisfactory to Lender, executed by a substitute indemnitor, guarantor or surety, as the case may be, satisfactory to Lender in its sole discretion.
Section 12.3. Right to Contest Liens. Borrower, at its own expense, may contest the amount, validity or application, in whole or in part, of any mechanic’s, materialmen’s or environmental liens in which event Lender will refrain from exercising any of the Remedies, provided that the following conditions are met:

(i)    Borrower delivers to Lender notice of the proposed contest not more than thirty (30) days after the lien is filed;

(ii)    the contest is by a Proceeding promptly initiated and conducted in good faith and with due diligence;

(iii)    there is no Event of Default other than the Event of Default arising from the filing of the lien;

(iv)    the Proceeding suspends enforcement or collection of the lien, imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit;

(v)    the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

(vi)    Borrower sets aside reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the claim giving rise to the lien, together with all interest and penalties, or Borrower pays the contested lien under protest; and

(vii)    with respect to an environmental lien, Borrower is using commercially reasonable efforts to mitigate or prevent any deterioration of the Property resulting from the alleged violation of any Environmental Laws or the alleged Environmental Activity.

(c)    As used in this Article XII, “Control” of any entity means the ownership, directly or indirectly, of at least fifty-one present (51%) of the equity interests in, and the right to at least fifty-one present (51%) of the distributions from, such entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity, whether through the ability to exercise voting power, by contract or otherwise (“Controlled” and “Controlling” each have the meanings correlative thereto).

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

ARTICLE XIII

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 13.1. Further Assurances.

(a)    Borrower will execute, acknowledge and deliver to Lender, or to any other entity Lender designates, any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect Lender’s first lien on and prior security interest in the Property or to carry out the intent or facilitate the performance of the provisions of the Loan Documents.

(b)    Borrower appoints Lender as Borrower’s attorney-in-fact to perform, at Lender’s election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender’s election and only to the extent Borrower has failed to comply with the terms of this Section.

Section 13.2. Estoppel Certificates.

(a)    Within ten (10) days of Lender’s request, Borrower will deliver to Lender, or to any entity Lender designates, a certificate certifying (i) the original principal amount of the Note; (ii) the unpaid principal amount of the Note; (iii) the Fixed Interest Rate; (iv) the amount of the then current Debt Service Payments; (v) the Maturity Date; (vi) the date a Debt Service Payment was last made; (vii) that, except as may be disclosed in the statement, there are no defaults or events which, with the passage of time or the giving of notice, would constitute an Event of Default; and (viii) there are no offsets or defenses against any portion of the Obligations except as may be disclosed in the statement.

(b)    If Lender requests, Borrower promptly will deliver to Lender or to any entity Lender designates a certificate from each party to any Property Document, certifying that the Property Document is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Document and that there are no defenses or offsets against the performance of its obligations under the Property Document. Except during the continuance of any Event of Default, Lender shall not request certificates under this Section 13.2(b) more than two (2) times in any rolling twelve (12) month period.

(c)    If Lender requests, Borrower promptly will deliver to Lender, or to any entity Lender designates, a certificate from each tenant under a Lease then affecting the Property, certifying to any facts regarding the Lease as Lender may require, including that the Lease is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Lease by any party, that the rent has not been paid more than one month in advance and that the tenant claims no defense or offset against the performance of its obligations under the Lease. Except during the continuance of any Event of Default, Lender shall not request certificates under this Section 13.2(c) more than two (2) times in any rolling twelve (12) month period.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 13.3. Special Purpose Entity Representations, Warranties and Covenants. Subject to the last paragraph of this Section 13.3, Borrower represents and warrants that Borrower is and has been since its formation (and Borrower covenants and agrees that Borrower will continue to be) a Special Purpose Entity (as hereinafter defined) and if Borrower is a general or limited partnership, each of Borrower’s general partners has been since its formation and is and will continue to be a Special Purpose Entity (as such term is defined in such general partner’s Amended and Restated Certificate of Incorporation) corporation, limited partnership or limited liability company. “Special Purpose Entity”, as such term is applied to Borrower, means an entity that complies with, and whose organizational documents set forth, single purpose entity covenants satisfactory to Lender, in its sole discretion, including, but not limited to, covenants that the entity:

(a)    was formed solely for the purpose of owning and operating the Property and has not engaged, is not engaged and will not engage, either directly or indirectly, in any business other than the ownership, management and operation of the Property;
(b)    has not acquired or used and does not have and will not acquire or use any assets other than the Property and personal property incidental to the business of owning and operating the Property and activities incidental thereto; without limiting the foregoing, the Property shall be operated as a single property or project, generating substantially all of Borrower’s gross income, it being the intent that the Property shall constitute “single asset real estate” for purposes of Section 362(d)(3) of the Bankruptcy Code;
(c)    has not liquidated or dissolved and will not liquidate or dissolve (or suffer any liquidation or dissolution), or has not entered into and will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of any entity;
(d)    has not violated and will not violate, nor has or will any partner, limited or general, member or shareholder thereof, as applicable, violate, the terms of its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable;
(e)    has observed and will observe all limited liability company, limited partnership or general partnership formalities that relate to the Borrower’s separateness pursuant to its formation documents, operating agreement, bylaws or partnership agreement (as the case may be), or any other organizational filing or document governing the affairs of the Borrower;
(f)    has not guaranteed, pledged its assets for the benefit of or otherwise become obligated for, and will not guarantee, pledge its assets for the benefit of, or otherwise become obligated for, the obligations of any other person or hold out its credit or assets as being available to satisfy the obligations of any other person except for (i) obligations for indemnification and other obligations of the Borrower pursuant to its operating agreement, bylaws, or partnership agreement, as applicable, and (ii) that certain term loan from Key Bank National Association, dated January 7, 2013 (the “Key Bank Loan”), which Borrower represents is paid in full as of the date hereof;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(g)    has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Loan, (ii) unsecured trade debt incurred in the ordinary course of business not evidenced by a note and paid in the ordinary course of Borrower’s business in connection with owning, operating and maintaining the Property, provided that such indebtedness is paid within one hundred twenty (120) days of when incurred and (iii) the Key Bank Loan;
(h)    has held itself out to the public as, will be, and will at all times hold itself out to the public as a legal entity separate and distinct from any other entity (including, without limitation, any affiliate, limited partner, general partner or member, as applicable, or any affiliate of any limited partner, general partner or member of Borrower, as applicable), has corrected and will correct any known misunderstanding concerning its separate identity, and has not identified and will not identify any other entity (including, without limitation, any affiliate, limited partner, general partner or member, or any affiliate of any limited partner, general partner or member of Borrower, as applicable) as a division or part of Borrower;
(i)    Subject to the management of the Property by the property manager using a single operating account and to the commingling of reserves and other funds held by Lender as required under the Loan Documents, has not commingled and will not commingle its funds or assets with those of any other Person, and has maintained and will maintain and account for its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;
(j)    has maintained and will maintain its own separate, complete and accurate accounts, books, records and financial statements complying with GAAP, provided that the Borrower may file or may be part of a consolidated federal tax return to the extent required or permitted by applicable law so long as there is an appropriate notation indicating the separate existence of the Borrower and its assets and liabilities;
(k)    has maintained and will maintain its books, records, resolutions and agreement as official records;
(l)    has paid and will pay its obligations and expenses from its own funds and assets (to the extent that it has funds to do so);
(m)    has not had and will not have any paid manager or director for the entity (other than the Independent Director) and to the extent Borrower had or has any employees, has paid and will pay the salaries of its own employees from its own funds and in the absence of such paid employees, Borrower has obtained and will obtain all necessary services through third parties or independent contractors;
(n)    has conducted and operated and will conduct and operate business in its own name or in the name of the Property, has allocated and will allocate fairly and reasonably any overhead for shared office space and use separate stationery, invoices and checks;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(o)    has not entered into and will not enter into or be a party to any transaction with any limited partner, general partner, principal, affiliate or member of Borrower, as applicable, or any affiliate of any limited partner, general partner, principal or member of Borrower, except in the ordinary course of business and upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;
(p)    has not made and will not make loans or advance credit to any Person (including Affiliates) other than to tenants of the Property in the form of tenant allowances, tenant improvements or other tenant inducements;
(q)    has not taken and will not take any action which, under the terms of any formation document or other applicable organizational documents, requires the unanimous consent of all directors, partners or members, as applicable, without such required vote;
(r)    has not engaged in, sought or consented to, and will not engage in, seek or consent to, any dissolution, winding up, liquidation, consolidation, merger, asset sale, bankruptcy or insolvency filing, or material amendment to or modification (including without limitation to any amendments or modifications of Borrower’s separateness covenants) of its partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, without the required written consent of Lender;
(s)    has operated and will continue to operate its business with the goal of maintaining capital which is adequate for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations to the extent funds are available from the Property;
(t)    has organizational documents that provide and will have organizational documents that provide (a) that, regardless of the solvency of the Borrower, the Independent Director (of Borrower or, if Borrower is a general or limited partnership, its general partner) shall owe duties to protect creditors in the enforcement of their contractual rights, including, without limitation, all remedies, and (b) that Lender is an intended third-party beneficiary of such organizational documents; and

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(u)    has not failed and will not fail at any time to have, or if Borrower is a general or limited partnership, cause its general partner to have, at least one (1) Independent Director who will be required to vote on matters that include (a) any proposed insolvency or bankruptcy proceeding of Borrower, (b) any dissolution or liquidation of Borrower, and (c) any amendment or modification of any provision of Borrower’s organizational documents relating to company purpose or Borrower’s bankruptcy-remote status (each, a “Material Action”), provided that the affirmative vote or written consent of the Independent Director shall be required for the Borrower to approve or take any Material Action. No termination or change of the Independent Director shall be made without giving Lender at least twenty (20) days’ prior written notice, which notice shall include a copy of a resume for such proposed replacement Independent Director that reflects that such individual meets the definition of Independent Director contained herein; provided further, that Lender shall have the right to object to the appointment of said replacement Independent Director and in the event of such objection, the proposed replacement Manager shall not be admitted. Notwithstanding the foregoing, any current Independent Director that receives notice of the termination of its duties as such Independent Director shall provide a copy of said notice to Lender within 5 days of receipt thereof.
Borrower covenants and agrees to keep the Single Purpose Entity covenants set forth in this Section 13.3 and such covenants currently are and will continue to be defined within Borrower’s partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or any other organizational filing or document governing the affairs of Borrower. Notwithstanding the foregoing, however, Lender specifically acknowledges and recognizes that neither (a) the Capital Contribution (as hereinafter defined) which occurs in accordance with the terms of Section 13.5 below, nor (b) the Key Bank Loan, that was previously obtained by Borrower, shall (i) constitute a violation of the provisions of this Section 13.3 or (ii) give rise to liability of Borrower or Key Principal pursuant to Section 15.1(c) or (d).

Section 13.4.   Additional Separateness Covenants. In addition to the representations, warranties and covenants set forth in Section 13.3 hereof, Borrower represents and warrants that Borrower (a) is and always has been duly formed, validly existing, and in good standing in the state of its formation and in all other jurisdictions where it is qualified to do business, (b) has no judgments or liens of any nature against it except for tax liens not yet due, (c) is in compliance with all laws, regulations and orders applicable to it and has received all permits necessary for it to operate, (d) is not aware of any pending or threatened litigation against it, (e) is not involved with any dispute with any taxing authority, (f) has paid all taxes due and payable, (g) has never owned any property other than the Property and has never engaged in any business except the ownership and operation of the Property, (h) is not now, nor has ever been, party to any lawsuit, arbitration, summons or legal proceeding, (i) has provided Lender with complete financial statements that reflect a fair and accurate view of the entity’s financial condition, (j) subject to anything disclosed in the Environmental Report, has passed a Phase One audit for the Property, (k) has materially complied with the separateness covenants in Section 13.3 since its formation, and (l) has no material contingent or actual obligations not related to the Property.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 13.5.   Re-Development of Barnes & Noble Premises.   Notwithstanding anything to the contrary in this Deed of Trust, Lender shall not unreasonably withhold its approval of Borrower’s redevelopment and re-demising, into several smaller premises, of that portion of the Property currently leased to Barnes & Noble (the “Development”) subsequent to the expiration of the Barnes and Noble Lease on January 31, 2014, subject to the terms and conditions hereof.

(A)    Borrower shall not commence the Development until all of the following conditions shall have been satisfied:
(i)    At the time of commencement of the Development, there is no default under this Deed of Trust or under any of the Loan Documents, and Borrower and Key Principal are free from bankruptcy and are solvent.

(ii)    At the time of commencement of the Development, Borrower shall have provided Lender with, and Lender shall have approved, (i) the plans and specifications for the performance of the Development (as so approved, the “Development Plans”), (ii) the budget for the performance of the Development (as so approved, the “Development Budget”), (iii) all contracts to be entered into by Borrower with respect to the performance of the Development (as so approved, the “Development Contracts”) (and Borrower shall promptly deliver to Lender certified copies of the fully-executed Development Contracts) and (iv) the timeline for the performance and completion of the Development (as so approved, the “Development Timeline”). Borrower shall have the right to stage the Development by submitting successive sets of Development Plans, Development Budgets, Development Contracts and Development Timelines for Lender’s approval so long as Borrower complies with the foregoing and the other requirements of this Section 13.5.

(iii)    At the time of commencement of the Development, Borrower has delivered to Lender copies (certified as true and complete) of all permits, approvals, consents, or licenses, required for the Development under applicable Laws (collectively, the “Development Permits”).

(iv)    At the time of commencement of the Development, Borrower has delivered to Lender evidence satisfactory to Lender that Borrower has complied with any requirements of the Property Documents or the Leases applicable to the Development and that the Development does not violate any of the provisions of the Property Documents or the Leases.

(v)    At the time of commencement of the Development, Borrower has executed and delivered to Lender a satisfactory collateral assignment of the Development Plans, Development Contracts and Development Permits.

(vi)    Borrower has promptly filed notices of commencement in accordance with applicable Law, and provided copies of same to Lender and Lender’s title insurer.

(vii)    In addition to the insurance requirements set forth in this Deed of Trust, Borrower has complied with such additional insurance requirements as Lender may require prior to the commencement of the Development.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(B)    Throughout the course of Borrower’s performance of the Development, Lender shall employ, at Borrower’s sole cost and expense an inspector or inspectors (collectively, “Inspecting Engineer”) who may, as agent for Lender, review all aspects of the Development (including, without limitation, the plans and specifications, budgets, contracts and timelines therefor). Borrower shall submit such material and information to Inspecting Engineer as Inspecting Engineer shall request, in a timely manner.

(C)    From and after commencement of the Development, Borrower shall prosecute the Development as set forth in each set of Development Plans with due diligence and in a good and workmanlike and lien-free manner, in accordance with the respective Development Plans, the Development Budget, the Development Contracts, the Development Permits, the Development Timeline, all applicable Laws (including, without limitation, those related to Hazardous Materials) and requirements of Government authorities, and the terms and conditions of this Deed of Trust, the other Loan Documents, the Property Documents and the Leases.

(D)    During the course of the Borrower’s performance of the Development:

(i)    Lender and Inspecting Engineer shall have the right at any reasonable time to enter the Property to inspect any matters relating to the Development.  Any inspection or examination by Lender or Inspecting Engineer is for the sole purpose of protecting Lender’s security interests and preserving Lender’s rights under this Mortgage.  No default or breach of Borrower will be waived by any inspection by Lender or Inspecting Engineer, nor shall any such inspection constitute a representation that there has been or will be compliance with the terms of this Mortgage related to the Development.

(ii)    Borrower shall promptly notify Lender in writing of any (i) material dispute with any counterparty to any of the Development Contracts, or any subcontractor or any supplier of labor or materials in connection with the  Development and (ii) Proceeding against Borrower in connection with the Development, including, without limitation, any proceeding to assert or enforce mechanic’s, materialman’s or other involuntary liens of which Borrower has become aware.

(iii)    No materials, equipment, fixtures or articles of personal property placed in or on the Property or Improvements shall be purchased by or installed under any security agreement, financing lease or other agreement whereby the seller reserves or purports to reserve title, a lien, a security interest, the right of removal or repossession or the right to consider such items personal property after their incorporation into the Improvements, unless previously authorized by Lender in writing.

(iv)    No less frequently than monthly, Borrower shall deliver to Lender copies of unconditional lien waivers or releases of lien, as the case may be, for all lienable work performed in connection with the Development and for which payment has been made by Borrower.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(v)    Upon request of Lender from time to time (but not more frequently than monthly), Borrower shall deliver to Lender evidence satisfactory to Lender that the Development is generally progressing in accordance with the Development Plans, the Development Budget, the Development Timeline and the Development Contracts.

(E)    Upon the occurrence of a breach or default under this Section 13.5 resulting in imminent danger to persons or property, including the Property or any portion thereof (an “Emergency Default”), Lender shall have the right to require that the Development  be stopped until the situation giving rise to the Emergency Default is remedied. Upon an Event of Default under this Section 13.5, in addition to Lender’s Remedies pursuant to Section 14.2, Lender shall have the right (but not the obligation) to enter the Property and take any and all actions necessary, in its judgment, to secure, protect and preserve the Improvements (including those that are the subject of the Development) and any materials or supplies located on the Property, to complete in part or in full the Development including, but not limited to, making changes in the Development Plans, the Development Budget, and the Development Timeline, and in its judgment entering into, and, subject to the terms thereof, modifying or terminating the Development Contracts.  If Lender so elects to continue with the Development, Lender will not assume any liability to Borrower or any other entity for completing the Development or for the manner of the performance of either, and Borrower expressly waives any such liability, except to the extent that such liability shall be caused by the gross negligence or willful misconduct of Lender or any agent thereof.  Subject to the foregoing terms, upon such Event of Default or Emergency Default, Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to perform the Development in Borrower’s name or Lender may elect to perform the Development in the name of Lender.  All sums actually expended by Lender in performing the Development or otherwise exercising its rights hereunder will be secured by this Mortgage and all other Loan Documents and shall bear interest at the Default Interest Rate.

(F)    As a condition precedent to Borrower’s completion of the Development in accordance with the provisions of this Section 13.5, Lender shall have received (i) subject to the last sentence of this subsection (F), a certification satisfactory to Lender from Borrower’s contractor that the Development was completed in accordance with the requirements of subsection (C) (except that the certification confirmation as to compliance with the Deed of Trust, the other Loan Documents, the Property Documents and the Leases may come from Borrower), above (the “Development Completion Certification”), (ii) continuation and date-down endorsements to its title insurance policy or other evidence satisfactory to Lender showing no new title exceptions affecting the Property (not otherwise approved in writing by Lender) as of the date of issuance of the Development Completion Certification and (iii) a written environmental compliance report or certificate, prepared prior to commencement of the Development by an independent expert engaged by Borrower, at its cost, and acceptable to Lender, with conclusions that no Hazardous Materials were present or suspected to be present on or in the Improvements to be constructed.

(G)    The Development shall be paid by Borrower from cash flow from the Property or funds received by Borrower as a capital contribution from Key Principal (and not proceeds from the Loan or a loan from Key Principal or any other Person) (the “Capital Contribution”). In no event shall the Capital Contribution cause Borrower to violate any provisions of Section 13.3 hereof.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

ARTICLE XIV

DEFAULTS AND REMEDIES

Section 14.1. Events of Default.    The term “Event of Default” means the occurrence of any of the following events:

(i)    if Borrower fails to pay any amount due, as and when required, under any Loan Document and the failure continues for a period of five (5) days;

(ii)    if Borrower makes a general assignment for the benefit of creditors or generally is not paying, or is unable to pay, or admits in writing its inability to pay, its debts as they become due; or if Borrower or any other party commences any Proceeding (A) relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, in each instance with respect to Borrower; (B) seeking to have an order for relief entered with respect to Borrower; (C) seeking attachment, distraint or execution of a judgment with respect to Borrower; (D) seeking to adjudicate Borrower as bankrupt or insolvent; (E) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or Borrower’s debts; or (F) seeking appointment of a Receiver, trustee, custodian, conservator or other similar official for Borrower or for all or any substantial part of Borrower’s assets, provided that if the Proceeding is commenced by a party other than Borrower or any of Borrower’s general partners or members, Borrower will have one hundred twenty (120) days to have the Proceeding dismissed or discharged before an Event of Default occurs;

(iii)    if Borrower is in default beyond any applicable grace and cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement encumbering the Property whether junior or senior to the lien of this Deed of Trust;

(iv)    if there is a default beyond any applicable grace and cure period under any indemnity or guaranty in favor of Lender delivered to Lender in connection with the Loan or in connection with any loan cross-collateralized with the Loan;

(v)    intentionally deleted;

(vi)    if a Transfer occurs except in accordance with the provisions of this Deed of Trust; provided, however, with respect to any Transfers contemplated by Section 12.2(b), above, as to the requirement to deliver any notices, certifications or other information as required by the terms of such section, it shall not be an Event of Default in connection with the failure to deliver same unless such failure is not remedied within thirty (30) days after Borrower receives notice thereof;

(vii)    intentionally deleted;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(vii)    if there is a default in the performance of any other provision of any Loan Document or if there is any inaccuracy or falsehood in any representation or warranty contained in any Loan Document or any indemnity or guaranty in favor of Lender delivered to Lender in connection with the Loan or in connection with any loan cross-collateralized with the Loan, which is not remedied within thirty (30) days after Borrower receives notice thereof, provided that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the thirty (30) day period and during that period Borrower commences to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the thirty (30) day period will be extended for a reasonable period not to exceed one hundred fifty (150) days after the notice to Borrower; or

(viii)    if Borrower violates any covenant contained within Section 13.3 entitled “Special Purpose Entity Representations, Warranties and Covenants” and such violation is not remedied within thirty (30) days after Borrower receives notice thereof, except that it shall be an Event of Default hereunder, without notice or an opportunity to cure, if Borrower violates any of the covenants contained in subsections (a), (b), (c), (r) or (u) of Section 13.3 (but subject to the terms of the last sentence of Section 13.3).

Section 14.2. Remedies.

(a)    If an Event of Default occurs, Lender, acting directly or through Trustee, may take any of the following actions (the “Remedies”) without notice to Borrower:

(i)    declare all or any portion of the Debt immediately due and payable (“Acceleration”);

(ii)    pay or perform any Obligation;

(iii)    institute a Proceeding for the specific performance of any Obligation;

(iv)    apply for and obtain the appointment of a Receiver to be vested with the fullest powers permitted by Law, without bond being required, which appointment may be made ex parte, as a matter of right and without regard to the value of the Property, the amount of the Debt or the solvency of Borrower or any other person liable for the payment or performance of any portion of the Obligations;

(v)    directly, by its agents or representatives or through a Receiver appointed by a court of competent jurisdiction, enter on the Land and Improvements, take possession of the Property, dispossess Borrower and exercise Borrower’s rights with respect to the Property, either in Borrower’s name or otherwise;

(vi)    institute a Proceeding for the foreclosure of this Deed of Trust or, if applicable, sell by power of sale, all or any portion of the Property;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(vii)    institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;

(viii)    exercise any and all rights and remedies granted to a secured party under the Uniform Commercial Code; and

(ix)    pursue any other right or remedy available to Lender at Law, in equity or otherwise.

(b)    If an Event of Default occurs, the license granted to Borrower in the Loan Documents to collect Rents will terminate automatically without any action required of Lender.

Section 14.3.    General Provisions Pertaining to Remedies.

(a)    The Remedies are cumulative and may be pursued concurrently or otherwise, at such time and in such order as Lender may determine in its sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

(b)    The enumeration in the Loan Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender’s rights with respect to the Remedies.

(c)    If Lender exercises any of the Remedies, Lender will not be deemed a mortgagee-in-possession unless Lender has elected affirmatively to be a mortgagee-in-possession.

(d)    Lender will not be liable for any act or omission of Lender in connection with the exercise of the Remedies.

(e)    Lender’s right to exercise any Remedy will not be impaired by any delay in exercising or failure to exercise the Remedy and the delay or failure will not be construed as extending any cure period or constitute a waiver of the default or Event of Default.

(f)    If an Event of Default occurs, Lender’s payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

(g)    Lender’s acceptance of partial payment or receipt of Rents will not extend or affect any grace period, constitute a waiver of a default or Event of Default or constitute a rescission of Acceleration.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 14.4.    General Provisions Pertaining to Receiver and Other Remedies.

(a)    If an Event of Default occurs, any court of competent jurisdiction will, upon application by Lender, appoint a Receiver as designated in the application and issue an injunction prohibiting Borrower from interfering with the Receiver, collecting Rents, disposing of any Rents or any part of the Property, committing waste or doing any other act that will tend to affect the preservation of the Leases, the Rents and the Property and Borrower approves the appointment of the designated Receiver or any other Receiver appointed by the court. Borrower agrees that the appointment may be made ex parte and as a matter of right to Lender, either before or after sale of the Property, without further notice, and without regard to the solvency or insolvency, at the time of application for the Receiver, of the person or persons, if any, liable for the payment of any portion of the Debt and the performance of any portion of the Obligations and without regard to the value of the Property or whether the Property is occupied as a homestead and without bond being required of the applicant.

(b)    The Receiver will be vested with the fullest powers permitted by Law including all powers necessary or usual in similar cases for the protection, possession and operation of the Property and all the powers and duties of Lender as a mortgagee-in-possession as provided in this Deed of Trust and may continue to exercise all the usual powers and duties until the Receiver is discharged by the court.

(c)    In addition to the Remedies and all other available rights, Lender or the Receiver may take any of the following actions:

(i)    take exclusive possession, custody and control of the Property and manage the Property so as to prevent waste;

(ii)    require Borrower to deliver to Lender or the Receiver all keys, security deposits, operating accounts, prepaid Rents, past due Rents, the Financial Books and Records and all original counterparts of the Leases and the Property Documents;

(iii)    collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including reasonable receiver’s, broker’s and attorney’s fees, apply the net collections to any portion of the Debt selected by Lender in its sole discretion;

(iv)    enter into, modify, extend, enforce, terminate, renew or accept surrender of Leases and evict tenants except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

(v)    enter into, modify, extend, enforce, terminate or renew Property Documents except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(vi)    appear in and defend any Proceeding brought in connection with the Property and bring any Proceeding to protect the Property as well as Borrower’s and Lender’s respective interests in the Property (unless any such Proceeding has been assigned previously to Lender in the Assignment, or if so assigned, Lender has not expressly assigned such Proceeding to the Receiver and consented to such appearance or defense by the Receiver); and

(vii)    perform any act in the place of Borrower that Lender or the Receiver deems necessary (A) to preserve the value, marketability or rentability of the Property; (B) to increase the gross receipts from the Property; or (C) otherwise to protect Borrower’s and Lender’s respective interests in the Property.

(d)    Borrower appoints Lender as Borrower’s attorney-in-fact, at Lender’s election, to perform any actions and to execute and record any instruments necessary to effectuate the actions described in this Section, in each instance only at Lender’s election and only to the extent Borrower has failed to comply with the provisions of this Section.

Section 14.5. General Provisions Pertaining to Foreclosures and the Power of Sale. The following provisions will apply to any Proceeding to foreclose and to any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale:

(i)    Lender’s right to institute a Proceeding to foreclose or to sell by power of sale will not be exhausted by a Proceeding or a sale that is defective or not completed;

(ii)    any sale may be postponed or adjourned by Lender by public announcement at the time and place appointed for the sale without further notice;

(iii)    with respect to any sale pursuant to a judgment of foreclosure and sale or by power of sale, the Property may be sold as an entirety or in parcels, at one or more sales, at the time and place, on terms and in the order that Lender deems expedient in its sole discretion;

(iv)    if a portion of the Property is sold pursuant to this Article, the Loan Documents will remain in full force and effect with respect to any unmatured portion of the Debt and this Deed of Trust will continue as a valid and enforceable first lien on and security interest in the remaining portion of the Property, subject only to the Permitted Exceptions, without loss of priority and without impairment of any of Lender’s rights and remedies with respect to the unmatured portion of the Debt;

(v)    Lender may bid for and acquire the Property at a sale and, in lieu of paying cash, may credit the amount of Lender’s bid against any portion of the Debt selected by Lender in its sole discretion after deducting from the amount of Lender’s bid the expenses of the sale, costs of enforcement and other amounts that Lender is authorized to deduct at Law, in equity or otherwise; and

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(vi)    Lender’s receipt of the proceeds of a sale will be sufficient consideration for the portion of the Property sold and Lender will apply the proceeds as set forth in this Deed of Trust.

Section 14.6. Application of Proceeds. Lender may apply the proceeds of any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale and any other amounts collected by Lender in connection with the exercise of the Remedies to payment of the Debt in such priority and proportions as Lender may determine in its sole discretion or in such priority and proportions as required by Law.

Section 14.7. Power of Attorney. Borrower appoints Lender as Borrower’s attorney-in-fact to perform any actions necessary and incidental to exercising the Remedies.

Section 14.8. Tenant at Sufferance. If Lender or a Receiver enters the Property in the exercise of the Remedies and Borrower is allowed to remain in occupancy of the Property, Borrower will pay to Lender or the Receiver, as the case may be, in advance, a reasonable rent for the Property occupied by Borrower. If Borrower fails to pay the rent, Borrower may be dispossessed by the usual Proceedings available against defaulting tenants.

Section 14.9. Foreclosure. Upon the occurrence of any Event of Default, Lender may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:
(i)    Trustee is hereby authorized and empowered, and it shall be Trustee’s special duty, upon such request of Lender, to sell the Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable Law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(ii)    At any time during the bidding, the Trustee may require a bidding party (x) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (y) to demonstrate reasonable evidence of the bidding party’s financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the “Questioned Bidder”) declines to comply with the Trustee’s requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee’s reasonable discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (A) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (B) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee’s sole and absolute discretion, determine that a credit bid may be in the best interest of the Borrower and Lender, and elect to sell the Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.
(iii)    In addition to the rights and powers of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the Debt, Lender may, at Lender’s option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Debt to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Property subject to such unmatured Debt and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Debt, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Debt may be made hereunder whenever there is a default in the payment of any installment of the Debt, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Debt or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Debt.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(b)    Partial Foreclosure. Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the Debt is paid in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Lender, sell not only the Property and the Improvements, but also the Fixtures and other interests constituting a part of the Property or any part thereof, along with the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit at any sale any of the Property.
(c)    Trustee’s Deeds. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Borrower, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Borrower. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Lender, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Debt, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Lender or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Borrower does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.
(d)    Receiver. Lender, as a matter of right and without regard to the sufficiency of the security for repayment of the Debt and performance and discharge of the Obligations hereunder, without notice to Borrower and without any showing of insolvency, fraud, or mismanagement on the part of Borrower, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a Receiver, shall be entitled to the appointment of a Receiver or Receivers of the Property or any part thereof, and of the Rents, and Borrower hereby irrevocably consents to the appointment of a Receiver or Receivers. Any Receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of Receivers in such matters.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(e)    Waiver of Deficiency Statute. Provided that any foreclosure or other sale contemplated by this Deed of Trust is conducted in a commercially reasonable manner, then:
(i)    Waiver. In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrower agrees as follows: notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Borrower agrees that Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated pursuant the Loan Documents equal to the difference between the amount owing pursuant the Loan Documents and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. Borrower expressly recognizes that this Section constitutes a waiver of the above cited provisions of the Texas Property Code which would otherwise permit Borrower and other Persons against whom recovery of deficiencies is sought independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Borrower further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Borrower and others against whom recovery of a deficiency is sought; or

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(ii)    Alternative to Waiver. Alternatively, in the event the waiver provided for in subsection (e)(i) immediately above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact’s determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time): (1) the Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (2) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than nine (9) months) following the foreclosure sale; (3) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys’ fees, and marketing costs; (4) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (3) above), and other maintenance, operational and ownership expenses; and (5) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by Persons having at least five (5) years’ experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

ARTICLE XV

LIMITATION OF LIABILITY

Section 15.1. Limitation of Liability.

(a)    Notwithstanding any provision in the Loan Documents to the contrary, except as set forth in subsections (b) and (c), if Lender seeks to enforce the collection of the Debt, Lender will foreclose this Deed of Trust instead of instituting suit on the Note. If a lesser sum is realized from a foreclosure of this Deed of Trust and sale of the Property than the then outstanding Debt, Lender will not institute any Proceeding against Borrower or Borrower’s general partners, if any, for or on account of the deficiency, except as set forth in subsections (b) and (c).

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(b)    The limitation of liability in subsection (a) will not affect or impair (i) the lien of this Deed of Trust or Lender’s other rights and Remedies under the Loan Documents, including Lender’s right as beneficiary or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents; (ii) the validity of the Loan Documents or the Obligations; (iii) Lender’s rights under any Loan Document that are not expressly non-recourse; or (iv) Lender’s right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Obligations.

(c)    The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Borrower and its general partners, if any, for the following:

(i)    all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or material omission by Borrower or any of Borrower’s partners, members, officers, directors, shareholders or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; or (D) any certificates, representations or warranties given in connection with the Loan;

(ii)    all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation by Borrower or any of Borrower’s partners, members, officers, directors, shareholders or principals in connection with Borrower’s performance of the Obligations

(iii)    all Rents derived from the Property after a default under the Loan Documents which default is a basis of a Proceeding by Lender to enforce collection of the Debt and all moneys that, on the date such a default occurs, are on deposit in one or more accounts used by or on behalf of Borrower relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments, Impositions, Insurance Premiums and any reasonable and customary expenses incurred by Borrower in the operation, maintenance and leasing of the Property or delivered to Lender;

(iv)    the cost of remediation of any Environmental Activity affecting the Property, any losses arising from diminution in the value of the Property arising from any Environmental Activity affecting the Property and any other losses suffered and liabilities and expenses incurred by Lender relating to a default under the Article entitled “Environmental”;

(v)    all security deposits collected by Borrower or any of Borrower’s predecessors and not refunded to tenants in accordance with their respective Leases, applied in accordance with the Leases or Law or delivered to Lender as may be required pursuant to the Loan Documents, and all tenant letters of credit and more than one month in advance rents collected by Borrower or any of Borrower’s predecessors and not applied in accordance with the Leases or delivered to Lender as may be required pursuant to the Loan Documents;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(vi)    any Termination Fee (as defined in the Loan Documents) received by Borrower which is not paid to Lender (or an escrow agent selected by Lender) if required to be paid to Lender under the terms and conditions of the Loan Documents;

(vii)    the replacement cost of any Fixtures or Personal Property removed from the Property after the occurrence of a default which is the basis of a Proceeding by Lender to enforce collection of the Debt;

(viii)    all losses suffered and liabilities and expenses incurred by Lender relating to any acts or omissions by Borrower that result in material physical waste on the Property; provided that Rents from the Property were sufficient to prevent such waste from occurring;

(ix)    all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents to protect Lender’s security interest in the Property or to protect the assignment of the property described in and effected by the Assignment; provided that Rents would have been sufficient to pay the item for which Lender made an advance;

(x)    all mechanics’ or similar liens relating to work performed on or materials delivered to the Property prior to Lender exercising its Remedies but only to the extent Lender had advanced funds to pay for the work or materials and Rents would have been sufficient to pay the item for which Lender made an advance;

(xi)    all Proceeds that are not applied in accordance with this Deed of Trust or not paid to Lender as required under this Deed of Trust;

(xii)    all losses suffered and liabilities and expenses incurred by Lender relating to forfeiture or threatened forfeiture of the Property to the Government arising from a violation of Federal or State criminal statutes, money laundering Laws or Anti-Terrorism Laws (including the Patriot Act);

(xiii)    all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under any of the provisions of this Deed of Trust relating to ERISA;

(xiv)    all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower, Indemnitor or Guarantor under any of the provisions of this Deed of Trust relating to Anti-Terrorism Laws or money laundering laws;

(xv)    all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under Section 17.2 of this Deed of Trust;

(xvi)    all losses suffered and liabilities and expenses incurred by Lender relating to the failure to maintain, or to pay the premiums for, any insurance required to be maintained under the Loan Documents to the extent Rents from the Property were sufficient to pay the Premium; and

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University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(xvii)    except as provided below, all losses suffered and liabilities and expenses incurred by Lender relating to (a) a default by Borrower or any general partner, manager or managing member of Borrower of subsections (a), (c), (d), (h), (j)-(l), (o), (p), (t) and (u) of the covenants or requirements contained in this Deed of Trust entitled “Special Purpose Entity Representations, Warranties and Covenants”, or (b) a breach of the representations and warranties set forth in Section 13.4.

(d)    Notwithstanding the foregoing, the limitation of liability in subparagraph (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect and Lender may recover personally against Borrower and its general partners, if any, in the event of (a) a voluntary bankruptcy or voluntary insolvency proceeding of Borrower if such proceeding is not dismissed in accordance with the terms of this Deed of Trust, (ii) an involuntary bankruptcy or involuntary insolvency proceeding of Borrower, in which Borrower, any of its principals, officers, general partners or members, or its related Guarantor colludes with creditors in such bankruptcy or insolvency proceeding if such proceeding is not dismissed in accordance with the terms of this Deed of Trust, (iii) a default by Borrower or any general partner, manager or managing member of Borrower of any of the covenants or requirements contained in (A) the Section of this Deed of Trust related to the “Independent Director”; (B) the Section of this Deed of Trust entitled “Special Purpose Entity Representations, Warranties and Covenants”, but only to the extent the same results in the substantive consolidation of Borrower with the bankruptcy proceeding of any other entity; or (iv) a transfer that is not permitted under the section of the Deed of Trust entitled “Permitted Transfers”, including the prohibition on any transfer that results in a violation of ERISA or any Anti-Terrorism or money laundering laws.

(e)     Nothing under subparagraph (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Debt or to require that all collateral will continue to secure all of the Obligations in accordance with the Loan Documents.

ARTICLE XVI

WAIVERS

SECTION 16.1. WAIVER OF STATUTE OF LIMITATIONS. BORROWER WAIVES THE RIGHT TO CLAIM ANY STATUTE OF LIMITATIONS AS A DEFENSE TO BORROWER’S PAYMENT AND PERFORMANCE OF THE OBLIGATIONS.

SECTION 16.2. WAIVER OF NOTICE. BORROWER WAIVES THE RIGHT TO RECEIVE ANY NOTICE FROM LENDER OR TRUSTEE WITH RESPECT TO THE LOAN DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER OR TRUSTEE IS EXPRESSLY REQUIRED TO DELIVER PURSUANT TO THE LOAN DOCUMENTS.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

SECTION 16.3. WAIVER OF MARSHALING AND OTHER MATTERS. BORROWER WAIVES THE BENEFIT OF ANY RIGHTS OF MARSHALING OR ANY OTHER RIGHT TO DIRECT THE ORDER IN WHICH ANY OF THE PROPERTY WILL BE (i) SOLD; OR (ii) MADE AVAILABLE TO ANY ENTITY IF THE PROPERTY IS SOLD BY POWER OF SALE OR PURSUANT TO A JUDGMENT OF FORECLOSURE AND SALE. BORROWER ALSO WAIVES THE BENEFIT OF ANY LAWS RELATING TO APPRAISEMENT, VALUATION, STAY, EXTENSION, REINSTATEMENT, MORATORIUM, HOMESTEAD AND EXEMPTION RIGHTS OR A SALE IN INVERSE ORDER OF ALIENATION.

SECTION 16.4. WAIVER OF TRIAL BY JURY. BORROWER WAIVES TRIAL BY JURY IN ANY PROCEEDING BROUGHT BY OR AGAINST, OR COUNTERCLAIM OR CROSS-COMPLAINT ASSERTED BY OR AGAINST, LENDER RELATING TO THE LOAN, THE PROPERTY DOCUMENTS OR THE LEASES.

SECTION 16.5. WAIVER OF COUNTERCLAIM. BORROWER WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM OR CROSS-COMPLAINT, OTHER THAN COMPULSORY OR MANDATORY COUNTERCLAIMS OR CROSS-COMPLAINTS, IN ANY PROCEEDING TRUSTEE AND/OR LENDER BRINGS AGAINST BORROWER RELATING TO THE LOAN, INCLUDING ANY PROCEEDING TO ENFORCE REMEDIES.

SECTION 16.6.    WAIVER OF JUDICIAL NOTICE AND HEARING. BORROWER WAIVES ANY RIGHT BORROWER MAY HAVE UNDER LAW TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THE LOAN DOCUMENTS TO LENDER AND BORROWER WAIVES THE RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN DOCUMENTS ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING.

SECTION 16.7.    WAIVER OF SUBROGATION. BORROWER WAIVES ALL RIGHTS OF SUBROGATION TO LENDER’S RIGHTS OR CLAIMS RELATED TO OR AFFECTING THE PROPERTY OR ANY OTHER SECURITY FOR THE LOAN UNTIL THE LOAN IS PAID IN FULL AND ALL FUNDING OBLIGATIONS UNDER THE LOAN DOCUMENTS HAVE BEEN TERMINATED.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

SECTION 16.8. GENERAL WAIVER. BORROWER ACKNOWLEDGES THAT (A) BORROWER AND BORROWER’S PARTNERS, MEMBERS OR PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS; (B) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS ARTICLE; (C) THE LOAN IS A COMMERCIAL OR BUSINESS LOAN UNDER THE LAWS OF THE STATE OR COMMONWEALTH WHERE THE PROPERTY IS LOCATED, NEGOTIATED BY LENDER AND BORROWER AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH; AND (D) ALL WAIVERS BY BORROWER IN THIS ARTICLE HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER FIRST HAS BEEN INFORMED BY COUNSEL OF BORROWER’S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE. THE FOREGOING ACKNOWLEDGMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE WILL RELY ON THE ACKNOWLEDGMENT.

ARTICLE XVII

NOTICES

Section 17.1. Notices. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications (the “Notices”) required or permitted to be given under the Loan Documents must be in writing and (a) delivered personally by a process server providing a sworn declaration evidencing the date of service, the individual served, and the address where the service was made; (b) sent by certified mail, return receipt requested; or (c) delivered by nationally recognized overnight delivery service that provides evidence of the date of delivery (for next morning delivery if sent by overnight delivery service), in all cases with charges prepaid, addressed to the appropriate party at its address listed below:

If to Lender:	Teachers Insurance and AnnuityAssociation of America
730 Third Avenue
New York, New York 10017
Attention: Director Global Real Estate/ Fixed Income
TIAA Authorization #AAA-7376
Investment ID. #0006950

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

with a

copy to:	Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017
Attention: Associate General Counsel, Director
Asset Management Law
TIAA Authorization #AAA-7376
Investment ID. #0006950

And                Commercial Loan Services
1500 City West, Suite 200
Houston, Texas 77042
Attention: Chief Legal Officer

If to Borrower:	c/o Glimcher Properties Limited Partnership
180 East Broad Street
Columbus, Ohio 43215
Attn: General Counsel
TIAA Authorization #AAA-7376
Investment ID. #0006950

with a

copy to:	c/o Glimcher Properties Limited Partnership
180 East Broad Street
Columbus, Ohio 43215
Attn: Director of Treasury
TIAA Authorization #AAA-7376
Investment ID. #0006950

If to Trustee:            Chicago Title Insurance Company
2828 Routh Street, Suite 800
Dallas, Texas 75201
Attn: Joycelyn Armstrong
TIAA Authorization #AAA-7376
Investment ID. #0006950

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Lender and Borrower each may change from time to time the address to which Notices must be sent, by notice given in accordance with the provisions of this Section. All Notices given in accordance with the provisions of this Section will be deemed to have been received on the earliest of (i) actual receipt; (ii) Borrower’s rejection of delivery; or (iii) 3 Business Days after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or 1 Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery or on the date of personal service, if served by a process server.

Section 17.2.    Change in Borrower’s Legal Name, Place of Business or State of Formation. Borrower will notify Lender in writing prior to any change in Borrower’s legal name, place of business, and/or state of formation, including as a result of, or in connection with, any Transfer, including any Permitted Transfer.

ARTICLE XVIII

MISCELLANEOUS

Section 18.1.    Applicable Law. The Loan Documents are governed by and will be construed in accordance with the Laws of the state or commonwealth in which the Property is located without regard to conflict of law provisions, except to the extent that the Uniform Commercial Code requires otherwise.

Section 18.2. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for the purposes of the Loan, there will be no Maximum Interest Rate.

Section 18.3.    Lender’s Discretion. Wherever under the Loan Documents any matter is required to be satisfactory to Lender, Lender has the right to approve or determine any matter or Lender has an election, Lender’s approval, determination or election will be made in Lender’s reasonable discretion unless expressly provided to the contrary.

Section 18.4. Unenforceable Provisions. If any provision in the Loan Documents is found to be illegal or unenforceable or would operate to invalidate any of the Loan Documents, then the provision will be deemed expunged and the Loan Documents will be construed as though the provision was not contained in the Loan Documents and the remainder of the Loan Documents will remain in full force and effect.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 18.5. Survival of Borrower’s Obligations. Borrower’s representations, warranties and covenants contained in the Loan Documents will continue in full force and effect and survive (i) satisfaction of the Obligations; (ii) release of the lien of this Deed of Trust; (iii) assignment or other transfer of all or any portion of Lender’s interest in the Loan Documents or the Property; (iv) Lender’s exercise of any of the Remedies or any of Lender’s other rights under the Loan Documents; (v) a Transfer; (vi) amendments to the Loan Documents; and (vii) any other act or omission that might otherwise be construed as a release or discharge of Borrower.

Section 18.6.    Relationship Between Borrower and Lender; No Third Party Beneficiaries.

(a)    Lender is not a partner of or joint venturer with Borrower or any other entity as a result of the Loan or Lender’s rights under the Loan Documents; the relationship between Lender and Borrower is strictly that of creditor and debtor. Each Loan Document is an agreement between the parties to that Loan Document for the mutual benefit of the parties and no entities other than the parties to that Loan Document will be a third party beneficiary or will have any claim against Lender or Borrower by virtue of the Loan Document. As between Lender and Borrower, any actions taken by Lender under the Loan Documents will be taken for Lender’s protection only, and Lender has not and will not be deemed to have assumed any responsibility to Borrower or to any other entity by virtue of Lender’s actions.

(b)    All conditions to Lender’s performance of its obligations under the Loan Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with their provisions or will be entitled to assume that Lender will refuse to perform its obligations in the absence of strict compliance with any of the conditions.

Section 18.7.    Partial Releases; Extensions; Waivers. Lender may: (i) release any part of the Property or any entity obligated for any of the Obligations; (ii) extend the time for payment or performance of any of the Obligations or otherwise amend the provisions for payment or performance by agreement with any entity that is obligated for the Obligations or that has an interest in the Property; (iii) accept additional security for the payment and performance of the Obligations; and (iv) waive any entity’s performance of an Obligation, release any entity or individual now or in the future liable for the performance of the Obligation or waive the exercise of any Remedy or option. Lender may exercise any of the foregoing rights without notice, without regard to the amount of any consideration given, without affecting the priority of the Loan Documents, without releasing any entity not specifically released from its obligations under the Loan Documents, without releasing any guarantor(s) or surety(ies) of any of the Obligations, without effecting a novation of the Loan Documents and, with respect to a waiver, without waiving future performance of the Obligation or exercise of the Remedy waived.

Section 18.8.    Service of Process. Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, return receipt requested, to Borrower at its address set forth in the Article entitled “Notices”.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 18.9.    Entire Agreement. Oral agreements or commitments between Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew the debt, are not enforceable. Any agreements between Borrower and Lender relating to the Loan are contained in the Loan Documents, which contain the complete and exclusive statement of the agreements between Borrower and Lender, except as Borrower and Lender may later agree in writing to amend the Loan Documents. The language of each Loan Document will be construed as a whole according to its fair meaning and will not be construed against the party by or for whom it was drafted.

Section 18.10.     No Oral Amendment. The Loan Documents may not be amended, waived or terminated orally or by any act or omission made individually by Borrower or Lender but may be amended, waived or terminated only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

Section 18.11. Lost or Destroyed Note. If the Note is lost, mutilated, destroyed or stolen, Borrower will deliver to Lender a new, substitute note containing the same provisions as the Note, provided that Borrower is furnished with reasonably satisfactory evidence of the loss, mutilation, destruction or theft of the Note.

Section 18.12. Covenants Run with the Land. Subject to the restrictions on transfer contained in the Article entitled “TRANSFERS, LIENS AND ENCUMBRANCES”, all of the covenants of this Deed of Trust and the Assignment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust.

Section 18.13. Time of the Essence. Time is of the essence with respect to Borrower’s payment and performance of the Obligations.

Section 18.14. Subrogation. If the Principal or any other amount advanced by Lender is used directly or indirectly to pay off, discharge or satisfy all or any part of an encumbrance affecting the Property, then Lender is subrogated to the encumbrance and to any security held by the holder of the encumbrance, all of which will continue in full force and effect in favor of Lender as additional security for the Obligations.

Section 18.15. Joint and Several Liability. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity under this Deed of Trust are joint and several.

Section 18.16. Successors and Assigns. The Loan Documents bind the parties to the Loan Documents and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 18.17. Duplicates and Counterparts. Duplicate counterparts of any of the Loan Documents, other than the Note, may be executed and together will constitute a single original document.

ARTICLE XIX

TRUSTEE PROVISIONS

Section 19.1. Trustee’s Fees and Expenses. Borrower shall pay all reasonable fees and expenses incurred by Trustee for legal counsel and other professional advisors in connection with Trustee’s performance of its duties hereunder. Amounts incurred by Trustee shall be deemed a part of the Debt secured by this Deed of Trust and bear interest at the Default Interest Rate if not paid in full within five (5) days after Borrower’s receipt of Trustee’s written demand for payment. Trustee hereby waives any statutory fee or compensation for services rendered thereunder.
Section 19.2. Duties of Trustee.
(a)    Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts and duties herein created and conferred upon Trustee. Notwithstanding the foregoing, Trustee agrees not to execute any of the powers conferred upon Trustee hereunder, not to take any action to protect or enforce Lender’s rights hereunder, not to provide any interpretation of this Deed of Trust or any of the other Loan Documents without Lender’s prior written consent thereto in each instance. Trustee, however, has an affirmative duty to reasonably cooperate with Lender as Lender may require to protect the Property and to enforce Lender’s rights hereunder, but Trustee shall not be obligated to institute or defend any suit in respect hereof or to perform any act which would involve Trustee in any expense or liability unless, in each case, properly indemnified to Trustee’s reasonable satisfaction. Trustee also has no duty to see to any recording, filing or registration of this Deed of Trust or any other instrument in addition or supplemental hereto, or to give any notice thereof, or to see to the payment of, or be under any duty in respect of, any tax or assessment or other governmental charge which may be levied or assessed on the Property or against Borrower, or to see to the performance or observance by Borrower of any of the covenants and agreements contained herein. Trustee shall not be responsible for the sufficiency of the security purported to be created hereby and makes no representation or warranty in respect thereof or in respect of the rights of Lender.
(b)    Trustee shall not be liable for any error of judgment or act done by Trustee in good faith or otherwise responsible or accountable under any circumstances whatsoever (INCLUDING TRUSTEE’S NEGLIGENCE), except for Trustee’s gross negligence or willful misconduct. Trustee has the right to advice of counsel upon any matters arising hereunder and shall be fully protected in relying on the advice of counsel. Trustee has the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall not be personally liable in case of entry upon the Property by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, or for liability or damages incurred in the management or operation of the Property.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(c)    All money received by Trustee with respect to the Debt and Obligations shall, until used or applied as herein provided, be held in trust for the purposes for which it was received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.
Section 19.3. Resignation and Substitution of Trustee.
(a)    Trustee may resign at any time upon written notice to Lender delivered not less than thirty (30) days prior to the intended date of resignation. In the event of Trustee’s death, resignation, refusal to act, disqualification or other inability to act, or if Lender shall deem it desirable to remove Trustee for any reason with or without cause, Lender has the right, in its sole discretion, to select and appoint a successor trustee (who may be Lender or an affiliate of Lender if permitted by law), without application to court or compliance with any formality other than appointment and designation in writing by Lender. If Lender is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association.
(b)    Any successor appointed as Trustee shall, without further act, deed or conveyance, become vested with all of the estates, properties, rights, powers, privileges, immunities and duties herein conferred upon Trustee with like effect as if such successor were originally named as trustee herein. Nevertheless, upon the written request of Lender or of the successor as Trustee, the party ceasing to act as Trustee shall execute and deliver an instrument, in recordable form, transferring to such successor as Trustee, all of the estates, properties, rights, powers, privileges, immunities and duties herein conferred upon Trustee and shall duly assign, transfer and deliver to such successor, in trust, any of the property and money then held by the party ceasing to act as Trustee.
Section 19.4. Multiple Trustees. If more than one Trustee is appointed hereunder at any one time, or from time to time, all rights granted to and all powers conferred upon Trustee hereunder may be exercised by any or all of such Trustees, independently or jointly. Action exercised by one Trustee shall be deemed valid and binding on all Trustees.

ARTICLE XX

ADDITIONAL PROVISIONS PERTAINING TO STATE LAWS

Section 20.1.    Instrument. This Deed of Trust shall be deemed to be and shall be enforceable as a deed of trust, security agreement and financing statement.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 20.2.    Inapplicability of Finance Code. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Loan evidenced by the other Loan Documents and/or secured hereby.
Section 20.3.    Entire Agreement. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
Section 20.4.    Notice of Indemnification. BORROWER ACKNOWLEDGES THAT THIS DEED OF TRUST PROVIDES FOR INDEMNIFICATION OF LENDER BY BORROWER PURSUANT TO THIS DEED OF TRUST.
Section 20.5.    Homestead. Borrower represents and covenants that the Property forms no part of any property owned, used or claimed by Borrower as a business or residential homestead, or as exempt from forced sale under the Laws of the State of Texas, and disclaims and renounces all and every such claim thereto.
Section 20.6.    Maturity Date. The original stated Maturity Date of the Note is May 1, 2028.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Section 20.7. Interest. It is the intent of Lender and Borrower in the execution of the Note, this Deed of Trust and all other instruments now or hereafter securing the Note or executed in connection therewith or under any other written or oral agreement by Borrower in favor of Lender to contract in strict compliance with applicable usury Law. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in the Note, this Deed of Trust or any other instrument securing the Note or executed in connection herewith, or in any other written or oral agreement by Borrower in favor of Lender, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Interest Rate; that neither Borrower nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note or the other indebtedness arising under any instrument securing the Note or executed in favor therewith, or in any other written or oral agreement by Borrower in favor of Lender, at a rate in excess of the Maximum Interest Rate; and that the provisions of this subsection shall control over all other provisions of the Note, this Deed of Trust and any instruments now or hereafter securing the Note or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned Interest or finance charges in the event the maturity of the Note is accelerated. If the maturity of the Note shall be accelerated for any reason or if the Principal is paid prior to the end of the term of the Note, and as a result thereof the Interest received for the actual period of existence of the Loan evidenced by the Note exceeds the applicable Maximum Interest Rate, Lender shall, at its option, either refund to Borrower the amount of such excess or credit the amount of such excess against the outstanding Principal balance of the Note and thereby shall render inapplicable any and all penalties of any kind provided by applicable Law as a result of such excess Interest. In the event that Lender shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute Interest which would increase the effective interest rate on the Note or the other indebtedness secured hereby to a rate in excess of the Maximum Interest Rate, an amount equal to interest in excess of the Maximum Interest Rate shall, upon such determination, at the option of Lender, be either immediately returned to Borrower or credited against the outstanding Principal balance of the Note or the other indebtedness secured hereby, in which event any and all penalize of any kind under applicable Law as a result of such excess Interest shall be inapplicable.

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University Park Village
Deed of Trust
15398858v.6 / 73828-000098

IN WITNESS WHEREOF, Borrower has executed and delivered this Deed of Trust as of the date first set forth above.

BORROWER:

UPV GLIMCHER L.P., a Delaware limited partnership

By:	UPV Glimcher Corporation, a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:     Executive Vice President, Chief
Financial Officer and Treasurer

STATE OF OHIO            §
                    §
COUNTY OF     FRANKLIN        §
BEFORE ME, the undersigned authority, on this day personally appeared Mark E. Yale, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said limited partnership, and that (s)he executed the same as the act of such limited partnership for the purposes and consideration therein expressed, and in the capacity therein stated.
GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of April, 2013.
/s/ Rochelle J. Reed
Notary Public
Print Name: Rochelle J. Reed
My Commission Expires:

October 24, 2017

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University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Exhibit A

LEGAL DESCRIPTION

BEING a tract of land situated in the Wm. D. Conner Survey, Abstract Number 288, the Adam Vogt Survey, Abstract Number 1585 and the Thomas White Survey, Abstract Number 1636 and being all of Lot A-R-1, Block 2 of Michael Hughes Estates, an addition to the City of Fort Worth, Tarrant County, Texas, recorded in Volume 388-211, Page 50, Plat Records, Tarrant County, Texas, and all of Lot 5R-4, Block 2 recorded in Cabinet “A”, Slide Number 2186 and Plat Records and being the same as that tract of land described by deed to UPV Corporation as recorded in Volume 14993, page 334, Deed Records of said county, and being more particularly described by metes and bounds as follows:
BEGINNING at a 5/8 inch iron rod found in the west right-of-way of South University Drive (a variable width right-of-way) and being the most easterly southeast corner of said Lot 5R-4, said rod being the northeast corner of a tract of land to FW Investments, LTD as recorded in Volume 12526, Page 1915 said Deed Records of said County;
THENCE N 89°40’07”W, 406.88 feet, along the north line of said FW Investments tract to a 5/8 inch iron rod found being the northwest corner of said FW Investments tract;
THENCE S 00°26’48”E, 133.65 feet to a 1/2 inch iron rod found being the most westerly southwest corner of said FW Investments tract, said rod being along the east right-of-way of Wabash Avenue (50 foot right-of-way);
THENCE S 89°47’01”W, 50.06 feet to an “X” cut set along the westerly right-of-way of said Wabash Avenue;
THENCE S 00°25’14”E, 56.41 feet, along the said westerly right-of-way of Wabash Avenue to a 5/8 inch iron rod found capped “Dunaway”, said rod being the northeast corner of Block 2, Michael Hughes Estates as recorded in Volume 388-X, Page 142 said Plat Records;
THENCE S 89°35’08”W, 274.50 feet with the north line of said Block 2, and the north line of Lot 6-J-R, Block 2, Michael Hughes Estates as recorded in Volume 388-48, Page 591 said Plat Records, to a 3/4 inch iron rod found at the northwest corner of said Lot 6-J-R;
THENCE N 00°18’12”W, 234.18 feet to a 5/8 inch iron rod found, said rod being the northeast corner of Lot 6A, Block 2 Michael Hughes Estates as recorded in Volume 388-K, Page 271 said Plat Records;

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University Park Village
Deed of Trust
15398858v.6 / 73828-000098

THENCE S 89°35’03”W, along the north line of said Lot 6A, block 2, a distance of 309.96 feet to a 1/2 inch iron rod found in the easterly right-of-way of Rogers Road (a 60 foot right-of-way), said rod being the southwest corner of said Lot 5R-4;
THENCE along the said easterly right-of-way of Rogers Road the following courses and distances;
N 00°16’35”W, 170.24 feet to a 5/8 inch iron rod capped “PELOTON” set at the beginning of a curve to the right
With said curve to the right, an arc distance of 47.78 feet, through a central angle of 41°37’14”, having a radius of 65.78 feet, the long chord which bears N 20°31’55”E, 46.74 feet to a 5/8 inch iron rod capped “PELOTON” set;
N 41°20’25”E, 72.40 feet to a 5/8 inch iron rod found capped “Dunaway”;
S 89°58’36”W, 13.32 feet to a 5/8 inch iron rod found capped “Dunaway”;
N 41°20’01”E, 772.43 feet to a 5/8 inch iron rod found;
N 51°47’23”E, 136.81 feet to a 1/2 inch iron rod found, said rod being the west corner of that certain tract of land conveyed by deed to Engineer Business Center, LLC as recorded in Volume 15543, page 96 of County Records Tarrant County, Texas;
THENCE S 37°32’28”E, 105.10 feet to a 5/8 inch iron rod capped “PELOTON” set, said rod being in the northwesterly line of said Lot A-R-1;
THENCE N 52°01’39”E, 187.67 feet to a fence corner post, from which a 1/2 inch iron rod found bears S 03°10’12”W, a distance of 0.81 feet;
THENCE S 04°21’19”E, 98.90 feet to an “X” cut found, said “X” being the southwest corner of that certain tract of land conveyed by deed to Victron Stores, LP, as recorded in instrument Number D205130557, said County Records;
THENCE N 89°47’59”E, 107.44 feet to a 5/8 inch iron rod capped “PELOTON” set, from which a 5/8 inch iron rod bound bears N 89°52’11”E, 1.29 feet, said iron rod being in the westerly right-of-way of said South University Drive;
THENCE along the said westerly right-of-way of South University Drive the following courses and distances;
S 04°02’49”E, 50.24 feet to a 5/8 inch iron rod found capped “Dunaway”;
S 03°36’19”E, 485.75 feet to a 5/8 inch iron rod found;
S 03°40’59”E, 59.98 feet to a 5/8 inch iron rod capped “PELOTON” set;

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University Park Village
Deed of Trust
15398858v.6 / 73828-000098

N 89°11’20”E, 2.57 feet to a 5/8 inch iron rod capped “PELOTON” set, from which a 5/8 inch iron rod found bears S 25°11’16”W, 0.55 feet;
S 03°26’40”E, 38.56 feet to a 5/8 inch iron rod found for the beginning of a curve to the right;
With said curve to the right, an arc distance of 90.79 feet, through a central angle of 01°50’53”, having a radius of 2814.79 feet, the long chord which bears S 02°24’29”E, 90.79 feet to a 5/8 inch iron rod capped “PELOTON” set;
THENCE S 00°02’28”W, 185.01 feet to the Point of Beginning and containing 795,094 square feet or 18.253 acres of land more or less.

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University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Exhibit B

DEFINITIONS

“Acceleration” is defined in Section 14.2(a)(i).

“Accumulations” is defined in Section 2.1(vii).

“Accumulations Depositary” is defined in Section 6.2(a).

“Additional Funds” is defined in Section 7.4(v).

“Affiliate” is defined in Section 8.4(c).

“Anti-Terrorism Laws” is defined as all Laws relating to terrorist acts, acts of war and money laundering.

“Assessments” is defined as all assessments now or hereafter levied, assessed or imposed against the Property.

“Assignment” is defined as the Assignment of Leases and Rents dated of even date with this Deed of Trust made by Borrower for the benefit of Lender.

“Bankruptcy Code” means Title 11 of the United States Code.

“Borrower” is defined in the introductory paragraph.

“Budget” is defined in Section 10.3.

“Business Days” is defined as any day on which commercial banks are not authorized or required by Law to close in New York, New York.

“Capital Contribution” is defined in Section 13.5(G).

“Casualty” is defined as damage to or destruction of the Property by fire or other casualty.

“CERCLA” is defined as the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 and by the Small Business Liability Relief and Brownfields Revitalization Act and by the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, and as further amended from time to time.

“Code” is defined as the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

“Completion Certification” is defined in Section 13.5(F).

“Condemnation” is defined as the permanent or temporary taking of all or any portion of the Property, or any interest therein or right accruing thereto, by the exercise of the right of eminent domain (including any transfer in lieu of or in anticipation of the exercise of the right), inverse condemnation or any similar injury or damage to or decrease in the value of the Property, including severance and change in the grade of any streets and a Condemnation will be deemed to have occurred on the date title to the Property taken passes or if the Condemnation is temporary, on the date Borrower no longer has use of the affected property.

“Condemnation Awards” is defined in Section 2.1(viii).

“Condemnation Proceeding” is defined as a Proceeding that could result in a Condemnation.

“Control” when used with respect to any specified Person, and unless expressly defined otherwise with respect to such specified Person, means the possession, directly or indirectly, of the sole and exclusive power to direct the management, policies, business and affairs of such Person (including the exclusive right at all times to appoint and remove the managers, directors, general partners (if applicable), officers or other representatives of such Person), by reason of the ownership, directly or indirectly, of ownership interests in such Person, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“CPA” is defined as an independent certified public accountant satisfactory to Lender.

“Debt” is defined in Section 3.1.

“Debt Service Coverage” is defined as Net Operating Income of the Property for any given period divided by the amount of scheduled Debt Service Payments over such period, as determined by Lender. If no period is specified, then Debt Service Coverage will be determined over a twelve (12) month period.

“Debt Service Payments” is defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in the Note.

“Deed of Trust” is defined as this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement.

“Default Interest Rate” is defined as the lower of five percent (5%) per annum or the Maximum Interest Rate, if any.

“Destruction Event” is defined in Section 7.4.

“Development” is defined in Section 13.5.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

“Development Budget” is defined in Section 13.5(A)(ii).

“Development Completion Certification” is defined in Section 13.5(F)

“Development Contracts” is defined in Section 13.5(A)(ii).

“Development Permits” is defined in Section 13.5(A)(iii).

“Development Plans” is defined in Section 13.5(A)(ii).

“Development Timeline” is defined in Section 13.5(A)(ii).

“Emergency Default” is defined in Section 13.5(E).

“Engineering Consultant” is defined as an independent engineer engaged by Lender.

“Environmental Activity” is defined as any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Material. The actual, suspected or threatened presence of any Hazardous Material or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

“Environmental Laws” is defined as all Laws pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Hazardous Materials and pollution, including CERCLA.

“Environmental Report” is defined as the report prepared by AECOM, dated March 25, 2013, as has been or may be amended.

“ERISA” is defined in Section 8.3(a).

“Event of Default” is defined in Section 14.1.

“Executive Order” is defined in Section 8.4.
“Existing Partners” is defined in Section 12.1(b).]

“Expenses” is defined in Section 11.1(a).

“Financial Books and Records” is defined as detailed accounts of the income and expenses of the Property and of Borrower and all other data, records and information that either are specifically referred to in the Article entitled “FINANCIAL REPORTING” or are necessary to the preparation of any of the statements, reports or certificates required under such Article and includes all supporting schedules prepared or used by the CPA in auditing the Annual Financial Statement or in issuing its opinion.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

“Financial Statement” is defined in Section 10.1(a).

“Fiscal Year” is defined as any calendar year or partial calendar year during the Term.

“Fixed Interest Rate” is defined as 3.85% per annum.

“Fixtures” is defined as all of the Property that constitutes “fixtures”‘ as defined on the Uniform Commercial Code.

“Government” is defined as any federal, state or municipal governmental or quasi-governmental authority including any executive, legislative or judicial branch and any division, subdivision or agency of any of them and any entity to which any of them has delegated authority.

“Guarantor” is defined in the Guaranty of Borrower’s Recourse Liabilities made by Guarantor for the benefit of Lender.

“Hazardous Materials” is defined as (i) any by-product, chemical, compound, contaminant, pollutant, product, substance, waste or other material that is hazardous or toxic, (ii) any by-product, chemical, compound, contaminant, pollutant, product, substance, waste or other material, the abatement, cleanup, discharge, disposal, emission, exposure to, generation, handling, manufacture, possession, presence, release, removal, remediation, storage, transportation, treatment or use of which is controlled, prohibited or regulated by any Environmental Laws, including asbestos, petroleum, petroleum products and polychlorinated biphenyls and (iii) mold, mildew, fungi, bacteria, viruses and other microbial matter.

“Imposition Penalty Date” is defined in Section 6.1(a).

“Impositions” is defined as all Taxes, Assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Property or Borrower and whether levied, assessed or imposed as excise, privilege or property taxes.

“Improvements” is defined in Section 2.1(ii).

“Indemnitor” is defined in the environmental indemnity dated of even date with this Deed of Trust made by Indemnitor for the benefit of Lender.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

“Independent Director” is defined as a duly appointed member of the board of directors or board of managers who is provided by a nationally-recognized company that provides professional independent directors/managers who shall not have been at the time of initial appointment or at any time while serving as an Independent Director, and may not have been at any time during the preceding five years (i) a stockholder, director, officer, employee, partner, attorney or counsel of such Borrower or any affiliate of any of them, (ii) a customer, supplier or other person who derives any of its purchases or revenues from its activities with such Borrower or any affiliate of any of them (other than from providing routine corporate services such as acting as the Registered Agent), (iii) a person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other person, or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a person, whether through ownership of voting securities, by contract or otherwise. As used in this definition, the term “affiliate” shall mean: (1) any person or entity directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities or interests of such other person or entity; (2) any person or entity ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other person or entity; (3) any person or entity directly or indirectly controlling, controlled by or under common control with such other person or entity; (4) any officer, director or partner of such other person or entity; (5) if such other person or entity is an officer, director or partner, any company for which such person or entity acts in any such capacity; and (6) any close relative or spouse of the specified person.

“Inspecting Engineer” is defined in Section 13.5(B).

“Institutional Investor” is defined as any bank, savings institution, charitable foundation, insurance company, real estate investment trust, pension fund or investment advisor registered under the Investment Advisors Act of 1940, as amended, and acting as trustee or agent.

“Insurance Premiums” is defined as all present and future premiums and other charges due and payable on policies of fire, rental value and other insurance covering the Property and required pursuant to the provisions of this Deed of Trust.

“Insurance Proceeds” is defined in Section 2.1(ix).

“Insurers” is defined in Section 7.1(c).

“Interest” is defined as the fixed interest payable under the Note at the Fixed Interest Rate and any other sums which are deemed to be interest under Law.

“Key Bank Loan” is defined in Section 13.3(f).

“Key Principal” is defined in Section 12.2(b)(i).

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

“Land” is defined in the Recitals.

“Late Charge” is defined in the Note.

“Law” is defined as all present and future codes, constitutions, cases, opinions, rules, manuals, regulations, determinations, laws, orders, ordinances, requirements and statutes, as amended, of any Government that affect or that may be interpreted to affect the Property, Borrower or the Loan, including amendments and all guidance documents and publications promulgated thereunder.

“Leases” is defined as all present and future leases, subleases, licenses and other agreements for the use and occupancy of the Land and Improvements, any related guarantees and any use and occupancy arrangements created pursuant to Section 365(h) of the Bankruptcy Code or otherwise in connection with the commencement or continuation of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar Proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land and Improvements.

“Leasing Plan” is defined in Section 10.3(b).

“Lender” is defined in the introductory paragraph.

“Loan” is defined in the Recitals.

“Loan Documents” is defined as the Note, this Deed of Trust, the Assignment and all documents now or hereafter executed by Borrower or held by Lender relating to the Loan, including all amendments but excluding any indemnities or guaranties delivered in connection with the Loan.

“Material Environmental Contamination” is defined as contamination of the Property with Hazardous Materials (i) that constitutes a violation of one or more Environmental Laws; (ii) for which there is a significant possibility that remediation will be required under Environmental Laws; (iii) that results in a material risk of liability or expense to Lender; or (iv) that diminishes the value of the Property.

“Maturity Date” is defined in the Recitals.

“Maximum Interest Rate” is defined as the maximum rate of interest, if any, permitted by Law as of the date of this Deed of Trust to be charged with respect to the Loan.

“Net Operating Income” is defined as Rents over any period less Operating Expenses for such period.

“Note” is defined in the Recitals.

“Note Payments” is defined in the Note.

“Notices” is defined in Section 17.1.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

“Obligations” is defined in Section 3.1.

“One-Time Sale” is defined in Section 12.2(b)(vi).

“Operating Expenses” is defined as the reasonable, customary and actual out-of-pocket payments paid in cash by Borrower in the ordinary course of business to unaffiliated third parties (or if affiliated, equivalent to arm’s length third-party transactions for comparable services) in connection with the management, operation, maintenance or leasing of the Property, including without limitation, Impositions, Insurance Premiums and operating expenses for the Property, ground rent (if any), management fees, landscaping, utilities, cleaning, administration, repairs, and any recurring cost which is a capital expenditure in accordance with GAAP and is associated with the maintenance of the Improvements existing on the date hereof, but shall exclude (i) loan placement fees and Debt Service Payments, (ii) non-cash items such as depreciation or amortization and (iii) extraordinary non-recurring capital expenditures incurred in connection with the ownership, operation and maintenance of the Property.

“Permitted Exceptions” is defined as the matters shown in Schedule B, Part 1 and 2 of the title insurance policy insuring the lien of this Deed of Trust.

“Permitted Transfers” is defined in Section 12.2(b).

“Permitted Use” is defined as use as a first-class shopping center and uses incidentally and directly related to such use.

“Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Personal Property” is defined as the Property, other than Fixtures, the Land or the Improvements.

“Policies” is defined in Section 7.1(b).

“Prepayment Premium” is defined in the Note.

“Principal” is defined in the Recitals.

“Proceeding” is defined as a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction.

“Proceeds” is defined in Section 7.2(c).
“Proceeds Threshold” is defined in Section 7.2(b).

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

“Prohibited Person” is defined in Section 8.4.

“Property” is defined in Section 2.1.

“Property Documents” is defined in Section 2.1(v).

“Qualified Equityholder” means (i) Key Principal, (ii) GRT, (iii) a bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, or (iv) real estate company, real estate investment trust, investment fund or an institution substantially similar to any of the foregoing; provided in each case under this clause (iv) that such Person (x) has total assets (in name or under management) in excess of $500,000,000.00 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity in excess of $250,000,000.00 (in both cases, exclusive of the Property), and (y) is regularly engaged in the business of owning and operating comparable properties, or (v) any other Person approved by Lender in its discretion.

“Receiver” is defined as a receiver, custodian, trustee, liquidator or conservator of the Property.

“Remedies” is defined in Section 14.2(a).

“Rent Roll” is defined in the Assignment.

“Rents” is defined as all present and future rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, parking fees, revenues and other consideration accruing under or in connection with the Leases or otherwise derived from the use and occupancy of the Land or the Improvements, including tenant contributions to expenses, security deposits (if and when forfeited) and royalties, if any, all other fees or payments paid to or for the benefit of Borrower, including liquidated damages after a default under a Lease, any termination, cancellation, modification or other fee or premium payable by a tenant for any reason, the proceeds of any rental insurance and any payments received pursuant to Sections 502(b) or 365 of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land or the Improvements and all claims as a creditor in connection with any of the foregoing.

“Restoration” is defined as the restoration of the Property after a Destruction Event as nearly as possible to its condition immediately prior to the Destruction Event, in accordance with the plans and specifications, in a first-class workmanlike manner using materials substantially equivalent in quality and character to those used for the original improvements, in accordance with Law and free and clear of all liens, encumbrances or other charges other than this Deed of Trust and the Permitted Exceptions.

“Restoration Completion Date” is defined in Section 7.4(viii).

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

“Restoration Funds” is defined in Section 7.5(b).

“Subsequent Disbursement” and “Subsequent Disbursements” are defined in Section 13.5.

“Taxes” is defined as all present and future real estate taxes or personal property taxes, if any, levied, assessed or imposed against the Property.

“Tax Pledge” is defined as the Real Estate Tax Pledge and Security Agreement or the Real Estate Tax Reserve Agreement relating to the payment of Taxes at the Property as in effect from time to time.

“Term” is defined as the scheduled term of this Deed of Trust commencing on the date Lender makes the first disbursement of the Loan and terminating on the Maturity Date.

“Transfer” is defined in Section 12.1(a).

“Uniform Commercial Code” is defined as the Uniform Commercial Code as in effect from time to time in the jurisdiction where the Land is located or, to the extent required by the Uniform Commercial Code, where the Borrower is located, as applicable.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Exhibit C

RULES OF CONSTRUCTION

(a) References in any Loan Document to numbered Articles or Sections are references to the Articles and Sections of that Loan Document. References in any Loan Document to any numbered or lettered Exhibits or Schedules are references to the Exhibits or Schedules attached to that Loan Document, all of which are incorporated in and constitute a part of that Loan Document. Article, Section, Exhibit and Schedule captions used in any Loan Document are for reference only and do not describe or limit the substance, scope or intent of that Loan Document or the individual Articles, Sections, Exhibits or Schedules of that Loan Document.

(b) The terms “include”, “including” and similar terms are construed as if followed by the phrase “without limitation”.

(c) The terms “Land”, “Improvements”, “Fixtures”, “Personal Property”, “Condemnation Awards”, “Insurance Proceeds” and “Property” are construed as if followed by the phrase “or any part thereof”.

(d) Any agreement by or duty imposed on Borrower in any Loan Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust and includes a covenant by Borrower to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Loan Documents. Any statement or disclosure contained in any Loan Document about facts or circumstances relating to the Property, Borrower or the Loan constitutes a representation and warranty by Borrower made as of the date of the Loan Document in which the statement or disclosure is contained.

(e) The term “to Borrower’s knowledge” is construed as meaning to the best of Borrower’s knowledge after diligent inquiry.

(f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

(g) The terms “person”, “party” and “entity” include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

(h) The term “provisions” includes terms, covenants, conditions, agreements and requirements.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

(i) The term “amend” includes modify, supplement, renew, extend, replace or substitute and the term “amendment” includes modification, supplement, renewal, extension, replacement and substitution.

(j) Reference to any specific Law or to any document or agreement, including the Note, this Deed of Trust, any of the other Loan Documents, the Leases and the Property Documents includes any future amendments to the Law, document or agreement, as the case may be.

(k) No inference in favor of or against a party with respect to any provision in any Loan Document may be drawn from the fact that the party drafted the Loan Document.

(l) The term “certificate” means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is “certified” means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

(m)    Any appointment of Lender as Borrower’s attorney-in-fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Borrower ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Borrower will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

(n) Any document, instrument or agreement to be delivered by Borrower will be in form and content satisfactory to Lender.

(o) All obligations, rights, remedies and waivers contained in the Loan Documents will be construed as being limited only to the extent required to be enforceable under the Law.

(p) The unmodified word “days” means calendar days.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098

Exhibit D

PROPERTY DOCUMENTS

1.
Drainage Easement Encroachment between Texas Commerce Bank-Austin, National Association, and its successors and assigns, and the City of Fort Worth, Tarrant County, Texas (the “City”), executed on August 11, 1992, recorded in Volume 10747, Page 1842, Deed Records, Tarrant County, Texas.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Deed of Trust
15398858v.6 / 73828-000098